                                                                  EXECUTION COPY

                            RESTATED CREDIT AGREEMENT

                           Dated as of March 18, 1998

                                      Among

                        AUTHENTIC FITNESS PRODUCTS INC.,

                                  as Borrower,

                                       and

                          AUTHENTIC FITNESS CORPORATION

                                       and

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,

                                   as Lenders,

                                       and

                             THE BANK OF NOVA SCOTIA

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION,

                                   as Agents,

                                       and

                            THE BANK OF NOVA SCOTIA,

    as Administrative Agent, Paying Agent, Swing Line Bank and Fronting Bank,
                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION,

                   as Documentation Agent and Collateral Agent

                                       and

                                SOCIETE GENERALE,

                                   as Co-Agent

                                TABLE OF CONTENTS


SECTION                                                                    PAGE
-------                                                                    -----
                                    ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS.............................................  3
        1.01.  Certain Defined Terms.........................................  3
        1.02.  Computation of Time Periods................................... 33
        1.03.  Accounting Terms.............................................. 33

                                   ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES
AND THE LETTERS OF CREDIT.................................................... 33
        2.01.  Revolving Credit Advances, Term Loan Advance and Swing Line
               Advances ..................................................... 33
        2.02.  Making the Advances........................................... 35
        2.03.  Repayment..................................................... 39
        2.04.  Reduction of the Commitments.................................. 40
        2.05.  Prepayments................................................... 40
        2.06.  Interest...................................................... 42
        2.07.  Fees.......................................................... 43
        2.08.  Conversion of Advances........................................ 44
        2.09.  Increased Costs, Etc.......................................... 45
        2.10.  Payments and Computations..................................... 47
        2.11.  Taxes......................................................... 48
        2.12.  Sharing of Payments, Etc...................................... 51
        2.13.  Letters of Credit............................................. 52
        2.14.  Use of Proceeds............................................... 57
        2.15.  Defaulting Lenders............................................ 58

                                   ARTICLE III

CONDITIONS OF EFFECTIVENESS.................................................. 60
        3.01.  Conditions Precedent to Initial Borrowing..................... 60
        3.02.  Conditions Precedent to Each Borrowing and
               Issuance...................................................... 65
        3.03.  Determinations Under Section 3.01............................. 66

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES............................................... 66
        4.01.  Representations and Warranties of Parent and
               the Borrower.................................................. 66

                                    ARTICLE V

COVENANTS OF PARENT AND THE BORROWER......................................... 74
        5.01.  Affirmative Covenants......................................... 74
        5.02.  Negative Covenants............................................ 81
        5.03.  Reporting Requirements........................................ 95



SECION                                                                      PAGE
------                                                                      ----

        5.04.  Financial Covenants...........................................101

                                   ARTICLE VI

EVENTS OF DEFAULT............................................................104
        6.01.  Events of Default.............................................104
        6.02.  Actions in Respect of the Letters of Credit
               upon Default..................................................108

                                   ARTICLE VII

THE FACILITY AGENTS..........................................................108
        7.01.  Authorization and Action......................................108
        7.02.  Facility Agents' Reliance, Etc................................109
        7.03.  Scotiabank, GE Capital and Affiliates.........................109
        7.04.  Lender Credit Decision........................................110
        7.05.  Indemnification...............................................110
        7.06.  Successor Facility Agents.....................................111
        7.07.  Co-Agents.....................................................112

                                  ARTICLE VIII

MISCELLANEOUS................................................................112
        8.01.  Amendments, Etc...............................................112
        8.02.  Notices, Etc..................................................113
        8.03.  No Waiver; Remedies...........................................113
        8.04.  Costs and Expenses............................................113
        8.05.  Right of Setoff...............................................115
        8.06.  Binding Effect................................................116
        8.07.  Assignments and Participations................................116
        8.08.  Governing Law and Consent to Jurisdiction.....................120
        8.09.  Execution in Counterparts.....................................121
        8.10.  No Liability of the Fronting Bank.............................121
        8.11.  Confidentiality...............................................121
        8.12.  Release of Collateral.........................................122
        8.13.  Merger or Consolidation of Parent and
               the Borrower..................................................122
        8.14.  Waiver of Jury Trial..........................................122
        8.15.  Press Releases................................................123




EXHIBITS

Exhibit A               Form of Notice of Borrowing
Exhibit B               Form of Assignment and Acceptance
Exhbiit C               Form of Term Note
Exhibit C-1             Form of Revolving Credit Promissory Note
Exhibit C-2             Form of Term Note
Exhibit D-1             Form of Parent Guaranty
Exhibit D-2             Form of Subsidiary Guaranty
Exhibit E-1             Form of Security Agreement
Exhibit E-2             Form of Trademark,
                        Patent and Copyright Security
                        Agreement
Exhibit F               [Intentionally Omitted]
Exhibit G               Form of Solvency Certificate
Exhibit H-1             Legal Opinion of Special Counsel to
                        Borrower
Exhibit H-2             Legal Opinion of General
                        Counsel to Borrower
Exhibit H-3             Legal Opinion of Special Intellectual
                        Property Counsel to Borrower
Exhibit I               Form of Assignment of Life Insurance
                        Policy as Collateral

SCHEDULES

Schedule I              Commitments and Applicable Offices
Schedule II             Letters of Credit
Schedule III-
   Part A               Existing Lenders
Schedule III-
   Part B               New Lenders
Schedule 4.01(b)        Subsidiaries
Schedule 4.01(i)        Disclosed Litigation
Schedule 4.01(m)        Plans, Multiemployer
                        Plans and Welfare Plans
Schedule 4.01(t)        Environmental Disclosure
Schedule 4.01(x)        Liens
Schedule 4.01(bb)       Real Property Owned
Schedule 4.01(cc)       Real Property Leased
Schedule 4.01(dd)       Intellectual Property
Schedule 5.02(b)        Existing Debt
Schedule 5.02(e)        Checotah Assets


                            RESTATED CREDIT AGREEMENT

               RESTATED CREDIT AGREEMENT dated as of March 18, 1998 among AUTHENTIC FITNESS PRODUCTS INC., a Delaware corporation (the "Borrower"), AUTHENTIC FITNESS CORPORATION, a Delaware corporation ("Parent"), the financial institutions listed on the signature pages hereof as the Lenders, THE BANK OF NOVA SCOTIA ("Scotiabank") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as Agents (the "Agents") for the Lenders hereunder, Societe Generale as Co-Agent (the "Co-Agent") for the Lenders hereunder, SCOTIABANK, as Administrative Agent (the "Administrative Agent") and as Paying Agent (the "Paying Agent") for the Lenders hereunder and as Swing Line Bank and the Fronting Bank hereunder, and GE Capital, as Documentation Agent (the "Documentation Agent") and Collateral Agent (the "Collateral Agent") for the Lenders hereunder.

PRELIMINARY STATEMENTS:

               WHEREAS, the parties hereto are parties to that certain Credit Agreement (the "Credit Agreement") dated as of September 6, 1996 (the "Original Closing Date") among Borrower, Parent, the financial institutions listed on Part A of Schedule III hereto (the "Existing Lenders") as Lenders, and the other parties thereto, as amended by a certain letter agreement dated September 30, 1996 (the "First Amendment"), Second Amendment to Credit Agreement dated as of November 7, 1996 (the "Second Amendment"), and Third Amendment to Credit Agreement dated as of December 12, 1997 ("Third Amendment", and together with the First Amendment and Second Amendment, the "Amendments"); and

               WHEREAS, pursuant to the Third Amendment (i) the Lenders consented to Parent and the Borrower entering into the Stock Repurchase Program, subject to their compliance with Section 5.02(g)(ii)(C) of the Credit Agreement and subject to Parent and the Borrower not incurring any obligations or entering into any commitments thereunder beyond what is permitted by such Section 5.02(g)(ii)(C), which consent remains in full force and effect after giving effect to this Restated Credit Agreement, (ii) any cash payments made by Parent or the Borrower in connection therewith are to be treated as a payment on account of the repurchase of shares of Parent's common stock, whether or not such repurchase occurs, for purposes of Section 5.02(g)(ii)(C) of the Credit Agreement, and (iii) notwithstanding anything in the Loan Documents to the contrary, the security interest granted by the Borrower to the Collateral Agent in the Borrower's right, title and interest in and under the agreements relating to the Stock Repurchase Program shall be limited to accounts receivable and general intangibles for money due or to become due thereunder; and

               WHEREAS, this Restated Credit Agreement (i) restates in its entirety the Credit Agreement thereby consolidating and incorporating the Amendments, (ii) amends the Credit Agreement to increase the Lenders' Revolving Credit Commitments from $150,000,000 to $165,000,000, and (iii) provides for those Lenders listed on Part B of Schedule III to become Lenders hereunder (the "New Lenders") and amends Schedule I hereto accordingly; and

               WHEREAS, simultaneously with the parties hereto entering into this Restated Credit Agreement, each of the New Lenders will pay to the Paying Agent an amount equal to its Pro Rata Share of the principal amount of the outstanding Revolving Credit Advances and Term Loan hereunder, and the Paying Agent will pay to each of the Existing Lenders a portion thereof so that its portion of the outstanding Revolving Credit Advances and Term Loan equals its Pro Rata Share thereof after giving effect to Schedule I hereto as amended hereby, it being understood that all such payments are without recourse to the Existing Lenders; and

               WHEREAS, on the date hereof, the Borrower has paid or caused to be paid to the Paying Agent all interest accrued on the outstanding Revolving Credit Advances and Term Loan hereunder and any fees payable with respect thereto, including, without limitation, commitment fees and breakage fees, and the Paying Agent shall pay to each of the Existing Lenders its Pro Rata Share of interest and fees without giving effect to the reallocation of Revolving Credit Advances, Revolving Credit Commitments, Term Loan and Term Loan Commitments pursuant hereto; and

               WHEREAS, from and after the date hereof, upon the receipt of interest and fees hereunder the Paying Agent shall pay to each of the Lenders its Pro Rata Share of interest and fees hereunder after giving effect to the re-allocation of Revolving Credit Advances, Revolving Credit Commitments, Term Loan and Term Loan Commitments pursuant hereto;

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree that the Credit Agreement is hereby restated in its entirety to read as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

               SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "Accounts" has the meaning specified in the Security Agreement.

               "Adjusted Net Worth" at any time means Net Worth at such time plus extraordinary or non-recurring non-cash losses of Parent and its Subsidiaries on a Consolidated basis in an aggregate amount not to exceed $20,000,000 during the period from the Effective Date to the Termination Date plus the aggregate amount (not to exceed the amount permitted pursuant to Section 5.02(g)(ii)(C) hereof) applied to repurchase common stock of Parent or make cash payments under the Stock Repurchase Program in accordance with the terms hereof.

               "Advance" means a Revolving Credit Advance, a Swing Line Advance or a Letter of Credit Advance or the Term Loan, provided that, if any Advance or Advances of the same Class (or portions thereof) are combined or subdivided pursuant to a Conversion or a selection of Interest Periods after the initial Interest Period with respect thereto, the term "Advance" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

               "AF Canada" means Authentic Fitness of Canada Inc., a Canadian federal corporation.

               "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

               "Agents" has the meaning specified in the recital of parties to this Agreement.

               "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

               "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the ratio of (i) Average Debt as of such date to (ii) Consolidated EBITDA of Parent and its Subsidiaries for the four Fiscal Quarters ended on or most recently prior to such date as set forth below:

==============================================================================
Average Debt to EBITDA                          Base Rate       Eurodollar Rate
      Ratio                                     Advances            Advances
-------------------------------------------------------------------------------
Level I
     less than or equal to
     2.50 to 1.00                                 0.000%              0.750%
-------------------------------------------------------------------------------
Level II
     less than or equal to
     3.00 to 1.00 but greater
     than 2.50 to 1.00                             0.000%             1.000%
-------------------------------------------------------------------------------
Level III
     less than or equal to
     3.50 to 1.00 but greater
     than 3.00 to 1.00                             0.000%             1.250%
-------------------------------------------------------------------------------
Level IV
     less than or equal to
     4.00 to 1.00 but greater
     than 3.50 to 1.00                             0.000%             1.500%
-------------------------------------------------------------------------------
Level V
     less than or equal to
     4.50 to 1.00 but greater
     than 4.00 to 1.00                             0.250%             1.750%
-------------------------------------------------------------------------------
Level VI
     greater than 4.50 to 1.00                     0.500%             2.000%
===============================================================================

               The Applicable Margin for each Advance shall be determined by reference to the ratio in effect from time to time; provided, however, that (A) the Applicable Margin at the Effective Date and until three Business Days after the date on which the Agents receive financial statements for the fiscal year ending on or about June 30, 1997 pursuant to Section 5.03(c) and a certificate of the chief financial officer of the Borrower demonstrating such ratio shall be at Level IV (the "Initial Applicable Margin Period"), (B) no change in the Applicable Margin shall be effective until three Business Days after the date on which the Agents receive financial statements pursuant to Section 5.03(b) or (c) and a certificate of the chief financial officer of the Borrower demonstrating such ratio and (C) if the Borrower has not submitted to the Agents the information described in clause (B) of this proviso as and when required under Section 5.03(b), or (c), as the case may be, or if there is an Event of Default, the Applicable Margin shall be at Level VI for so long as such information has not been received by the Agents or such Event of Default continues.

               "Appropriate Lender" means, at any time, with respect to any of the Letter of Credit Facility, the Swing Line Facility, the Revolving Credit Facility or the Term Loan Facility, a Lender which has a Commitment with respect to such Facility at such time.

               "ASCO" means ASCO International Sourcing Limited or any of its Subsidiaries or Affiliates or any other Person which, with the prior written consent of the Agents, provides trade credit to the Borrower and/or trade letters of credit on behalf of the Borrower in replacement of the credit facility provided by ASCO International Sourcing Limited or any of its Subsidiaries or Affiliates to the Borrower (including any replacement facility which is temporarily being provided concurrently with the trade credit facility provided by ASCO International Sourcing Limited or any of its Subsidiaries or Affiliates so long as no new financial accommodations or extensions or increases of existing financial accommodations are being provided under such facility with ASCO International Sourcing Limited or any of its Subsidiaries or Affiliates (except as part of a replacement facility) beyond 12 months after the date such replacement facility becomes effective).

               "ASCO Debt" means at any time all Debt of the Borrower owing to ASCO International Sourcing Limited or any of its Subsidiaries or Affiliates (including, without limitation, the aggregate amount of all trade payables and undrawn letters of credit) and all Debt of the Borrower owing to any other Person falling within the meaning of "ASCO" under the credit facilities provided by such Person to the Borrower with the prior written consent of the Agents for trade credit to the Borrower and/or trade letters of credit on behalf of the Borrower in replacement of the facility provided by ASCO International Sourcing Limited or any of its Subsidiaries or Affiliates (including any replacement facility which is temporarily being provided concurrently with the trade credit facility provided by ASCO International Sourcing Limited or any of its Subsidiaries or Affiliates so long as no new financial accommodations or extensions or increases of existing financial accommodations are being provided under such facility with ASCO International Sourcing Limited or any of its Subsidiaries or Affiliates (except as part of a replacement facility) beyond 12 months after the date such replacement facility becomes effective).

               "Asset Sale" means any sale, lease, transfer or other disposition of any asset by Parent or any of its Subsidiaries, other than (i) sales of assets in the ordinary course of business (including, without limitation, sales and other dispositions of assets pursuant to Section 5.02(e)(ii), (iv), (vii)(B), (viii) or (ix)), (ii) sales of assets to the extent the aggregate purchase price therefor (including, without limitation, all assumption of Debt and the fair market value (as determined in good faith by a Designated Officer of Parent or the Borrower, as the case may be) of all noncash consideration) does not exceed $7,500,000 in the aggregate from the Effective Date through the Termination Date and (iii) sales of assets pursuant to Section 5.02(e)(v).

               "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Paying Agent, in accordance with Section 8.07 and in substantially the form of Exhibit B hereto.

               "Assignment of Life Insurance Policy" means an assignment of the key person life insurance policy on Linda J. Wachner assigned by the Borrower to the Collateral Agent for the benefit of the Secured Parties in accordance with Section 5.01(d) and in substantially the form of
        Exhibit I hereto.

               "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

               "Average Debt" means, as of any date, the daily arithmetic average Total Debt outstanding during the four Fiscal Quarters most recently ended on or prior to such date.

               "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

                      (a) the rate of interest established by Scotiabank, from
               time to time, at its Domestic Lending Office as its base rate for loans in United States dollars; and

                      (b) 1/2 of one percent per annum above the Federal Funds Rate.

               "Base Rate Advance" means an Advance that bears interest as provided in Section 2.06(a)(i).

               "Borrower" has the meaning specified in the recital of parties to this Agreement.

               "Borrower's Account" means the account of the Borrower maintained by the Borrower with Citibank, N.A. at its office at 399 Park Avenue, New York, New York 10043, Account No. 4063-8965 or such other account that has been approved by the Agents and the Paying Agent.

               "Borrowing" means a Revolving Credit Borrowing or a Swing Line Borrowing or the Term Loan, provided that, if pursuant to any Conversion or any selection of Interest Periods after the initial Interest Period with respect to any Advances comprising a Borrowing, Advances of the same Class (or portions thereof) are combined or subdivided, the term "Borrowing" shall refer to the group of combined Advances of the same Class and Type and (in the case of Eurodollar Rate Advances) having the same Interest Period resulting from such combination or to each such group of Advances resulting from such subdivision.

               "Business Day" means a day of the year on which banks are not required or authorized to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

               "Buying Agency Agreement" means the Buying Agency Agreement, dated as of May 14, 1990, together with the other related documents, agreements and security agreements, all as the same may be amended, supplemented or otherwise modified from time to time, between the Borrower, AF Canada and ASCO, as amended by the amendment thereto dated as of June 1, 1992, pursuant to which ASCO has agreed to provide financing for the purchase of inventory by the Borrower and certain of its Subsidiaries on the terms set forth in such Agreement.

               "Canadian Subsidiary" means any Subsidiary of Parent organized under the laws of Canada or any province or territory thereof.

               "Capital Expenditures" means, for any Person, any expenditures or costs made by such Person for the acquisition, maintenance or repair of fixed or capital assets (which are required to be capitalized on the balance sheet of such Person in accordance with GAAP), including, without limitation, the incurrence or assumption of any Debt (other than Capitalized Lease Obligations) in respect of such fixed or capital asset, and, without double counting, any payment made in respect of such incurrence or assumption.

               "Capital Issuance" means the sale or issuance by any Loan Party or any of its Subsidiaries of any Debt or capital stock, any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock by Parent or any of its Subsidiaries other than any such sale or issuance by a wholly owned Subsidiary of the Borrower to the Borrower or to another wholly owned Subsidiary of the Borrower.

               "Capitalized Lease Obligations" of any Person shall at any time mean all Obligations under Capitalized Leases of such Person, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP at such time.

               "Capitalized Leases" has the meaning specified in clause (e) of the definition of "Debt".

               "Cash Collateral Account" has the meaning specified in the Security Agreement.

               "Cash Equivalents" means any of the following, to the extent owned by any Loan Party or any Subsidiary of a Loan Party free and clear of all Liens (except those created by the Collateral Documents): (a) securities issued, or that are directly and fully guaranteed or insured, by the United States Government or any agency or instrumentality thereof having maturities of not more than 12 months from the date of acquisition, (b) time deposits and certificates of deposit having maturities of not more than 12 months from the date of acquisition of
        (i) any Lender, (ii) any other domestic commercial bank having capital and surplus in excess of $500,000,000, the holding company of which has outstanding commercial paper meeting the requirements specified in clause (d) below or (iii) any foreign bank which (1) has the credit rating under a rating service of recognized standing of the jurisdiction of its organization that is at least the equivalent of an investment grade rating, or, if such credit rating is not available, is a first class foreign bank which has capital and surplus in excess of $200,000,000 or (2) which has been approved by the Agents, (c) repurchase agreements with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) above entered into with any Lender or any other bank meeting the qualifications specified in clause (b) above or with securities dealers of recognized national standing; and (d) commercial paper rated (as of the date of acquisition thereof) at least A-1 or the equivalent thereof by S&P and at least P-1 or the equivalent thereof by Moody's and maturing within 12 months after the date of its acquisition.

               "Cash Interest Expense" means, for any period, interest expense net of interest income on all Debt of Parent and its Subsidiaries, in each case determined for such period on a Consolidated basis for Parent and its Subsidiaries in accordance with GAAP and including, without limitation, to the extent not otherwise included in accordance with GAAP, (a) interest expense in respect of Debt resulting from Advances,
        (b) the interest component of obligations as lessee under Capitalized Leases, (c) commissions, discounts and other fees and charges payable in connection with letters of credit, (d) the net payment, if any, payable in connection with interest rate hedge agreements and other interest rate protection contracts and (e) fees paid pursuant to Section 2.07(a), but excluding, in each case, (x) amortization of original issue discount, (y) the interest portion of any deferred payment obligation and (z) other interest not payable in cash.

               "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

               "Class" means, with respect to any Advance or Borrowing, whether such Advance or Borrowing is a Revolving Credit Advance or Borrowing, a Swing Line Advance or Borrowing, a Letter of Credit Advance or the Term Loan.

               "Co-Agents" shall mean those Lenders, if any, that from time to time are designated by the Facility Agents as Co-Agents.

               "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property of Parent or any of its Subsidiaries that is subject to any Lien in favor of the Collateral Agent, the Lenders or any other Secured Party securing or purporting to secure the Obligations of the Loan Parties under the Loan Documents and the Hedge Agreements.

               "Collateral Agent" has the meaning specified in the recital of the parties to this Agreement.

               "Collateral Documents" means the Security Agreement, the Trademark, Patent and Copyright Security Agreement, the Assignment of Life Insurance Policy, the Lockbox Account Letters (as defined in the Security Agreement), the Intercreditor Agreement, the Trade Credit Intercreditor Agreement and any other agreements in respect of the Collateral for the benefit of the Secured Parties.

               "Collateral Release Date" has the meaning specified in Section 8.12.

               "Commitment" means a Revolving Credit Commitment, a Letter of Credit Commitment or a Term Loan Commitment.

               "Confidential Information" means information that the Borrower or Parent furnishes to any Facility Agent or Lender on a confidential basis, but does not include any such information that is or becomes generally available to the public or that is or becomes available to such Facility Agent or Lender from a source other than the Borrower or Parent.

               "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

               "Conversion", "Convert" and "Converted" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.08 or 2.09.

               "Current Liabilities" of any Person means (a) all Debt of such Person except Funded Debt and Debt in respect of Revolving Credit Advances, Letter of Credit Advances, Swing Line Advances and the Term Loan, (b) all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of determination and (c) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person other than Debt of such Person of the type referred to in clauses (f) and (h) in the definition of Debt (or in clauses (i) and (j) in the definition of Debt to the extent that the underlying Debt of other Persons in respect of which such Debt arises is Debt of the type referred to in such clauses (f) and (h)).

               "Debt" of any Person means, without duplication, the following:

                      (a) all indebtedness of such Person for borrowed money,

                      (b) all Obligations of such Person for the deferred
               purchase price of property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person's business), including, without limitation, the ASCO Debt and the Trade Credit Facility,

                      (c) all Obligations of such Person evidenced by notes,
               bonds, debentures or other similar instruments,

                      (d) all Obligations of such Person created or arising
               under any conditional sale or other title retention agreement with respect to property acquired by such Person (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person's business) even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property,

                      (e) all Obligations of such Person as lessee under leases
               that have been or should be, in accordance with GAAP, recorded as capital leases ("Capitalized Leases"),

                      (f) all Obligations, contingent or otherwise, of such
               Person under acceptance, letter of credit or similar facilities,

                      (g) all Obligations of such Person to purchase, redeem,
               retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends,

                      (h) all Obligations of such Person in respect of Hedge
               Agreements,

                      (i) all Debt of others of the kinds referred to in clauses
               (a) through (h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss,
               (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss (all of the foregoing being "Guarantee Obligations"), and

                      (j) all Debt referred to in clauses (a) through (h) above
               secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

               "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

               "Defaulted Advance" means, with respect to any Lender at any time, the amount of any Advance required to be made by such Lender to the Borrower pursuant to Section 2.01 at or prior to such time which has not been so made as of such time; provided, however, any Advance made by the Paying Agent for the account of such Lender pursuant to Section 2.02(e) shall not be considered a Defaulted Advance even if, at such time, such Lender shall not have reimbursed the Paying Agent therefor as provided in Section 2.02(e). In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

               "Defaulted Amount" means, with respect to any Lender at any time, any amount required to be paid by such Lender to any Facility Agent or any other Lender hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to (a) the Swing Line Bank pursuant to Section 2.02(b) to purchase a portion of a Swing Line Advance made by the Swing Line Bank, (b) the Fronting Bank pursuant to Section 2.13(c) to purchase a portion of a Letter of Credit Advance made by the Fronting Bank, (c) the Paying Agent pursuant to
        Section 2.02(e) to reimburse the Paying Agent for the amount of any Advance made by the Paying Agent for the account of such Lender, (d) any other Lender pursuant to Section 2.12 to purchase any participation in Advances owing to such other Lender and (e) any Facility Agent pursuant to Section 7.05 to reimburse such Facility Agent for such Lender's ratable share of any amount required to be paid by the Lenders to such Facility Agent as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such

        Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

               "Defaulting Lender" means, at any time, any Lender that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take or be the subject of any action or proceeding of a type described in Section 6.01(f).

               "Designated Officer" of any Loan Party means the chief executive officer, chief financial officer, chief operating officer or treasurer of such Loan Party.

               "Disclosed Litigation" means the litigation described on Schedule 4.01(i).

               "Documentary Letter of Credit" means any Letter of Credit that is issued under the Letter of Credit Facility for the benefit of a supplier of Inventory to the Borrower or any of its Subsidiaries to effect payment for such Inventory, the conditions to drawing under which include the presentation to the Fronting Bank of negotiable bills of lading, invoices and related documents sufficient, in the reasonable judgment of the Fronting Bank, to create a valid and perfected Lien on such Inventory.

               "Documentation Agent" has the meaning specified in the recital of parties to this Agreement.

               "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Paying Agent.

               "Domestic Subsidiary" means any Subsidiary of Parent that is not a Foreign Subsidiary.

               "EBITDA" means, for any period, net income (or net loss) from operations (determined without giving effect to extraordinary or nonrecurring non cash gains or losses (which include, without limitation, (i) such losses incurred as a result of the write-down of assets and (ii) charges for special executive compensation)) plus, to the extent deducted in calculating such net income (loss), the sum of
        (a) Interest Expense, (b) income tax expense, (c) depreciation expense and (d) amortization expense, in each case determined in accordance with GAAP.

               "Effective Date" means the first date on which the conditions specified in Sections 3.01 and 3.02 have been satisfied.

               "Eligible Assignee" means (i) a wholly owned Subsidiary of a Lender or of any Person that directly or indirectly controls a Lender; and (ii) any other Person approved by the Agents, the Paying Agent and the Fronting Bank and the Borrower, such approval not to be unreasonably withheld; provided, however, that an Affiliate of the Borrower shall not qualify as an Eligible Assignee; and further provided, however, upon the occurrence and the continuation of an Event of Default, no such approval of the Borrower shall be required.

               "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of noncompliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

               "Environmental Law" means any federal, state or local law, rule, regulation, order, writ, judgment, injunction, decree or award relating to the environment, human exposure to chemical substances or Hazardous Materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act and the Federal Insecticide, Fungicide and Rodenticide Act.

               "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "ERISA Affiliate" of any Person means any other Person that for purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such

        Person, within the meaning of Section 414 of the Internal Revenue Code.

               "ERISA Event" with respect to any Person means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection
        (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan of such Person or any of its ERISA Affiliates, and an event described in paragraph (9), (10),
        (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA;
        (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA, other than subsection (a)(4) thereof, that could constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

               "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

               "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Paying Agent.

               "Eurodollar Rate" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing
        (a) the rate per annum at which deposits in U.S. dollars are offered by the principal office of Scotiabank in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to Scotiabank's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

               "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.06(a)(ii).

               "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

               "Events of Default" has the meaning specified in Section 6.01.

               "Excluded Taxes" means, in the case of each Lender, franchise taxes and taxes upon or determined by reference to such Lender's net income (including, without limitation, branch profit taxes), in each case imposed by the United States or any political subdivision or taxing authority thereof or therein or by any jurisdiction in which such Lender has its Applicable Lending Office, is resident or in which such Lender is organized or has its principal or registered office and, in the case of each Facility Agent, franchise taxes and net income taxes (including, without limitation, branch profits taxes) imposed by the United States or by the state or foreign jurisdiction under the laws of which such Facility Agent is organized (or by any political subdivision of such state or foreign jurisdiction).

               "Existing Credit Agreement" has the meaning specified in the Preliminary Statements.

               "Existing Lenders" has the meaning specified in the Preliminary Statements.

               "Existing Letters of Credit" has the meaning specified in Section 2.13(a).

               "Existing Revolving Credit Lenders" means each "Revolving Credit Lender" under the Existing Credit Agreement.

               "Facility" means the Revolving Credit Facility, the Term Loan Facility, the Swing Line Facility or the Letter of Credit Facility.

               "Facility Agents" means each of the Agents, the Administrative Agent, the Paying Agent, the Documentation Agent and the Collateral Agent, together in each case with any successor or successors of any thereof appointed pursuant to Article VII.

               "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Paying Agent from three federal funds brokers of recognized standing selected by it.

               "Fiscal Quarter" means a fiscal quarter of Parent and its Consolidated Subsidiaries ending on or about March 31, June 30, September 30 or December 31 of each year.

               "Fiscal Year" means a fiscal year of Parent and its Consolidated Subsidiaries ending on or about June 30 of each year.

               "Foreign Subsidiary" means a Subsidiary of Parent other than a Subsidiary organized under the laws of the United States or any state or territory thereof.

               "Fronting Bank" means Scotiabank or any other Lender approved by the Borrower, the Agents and the Paying Agent, such approval not to be unreasonably withheld, that is a commercial bank, acting through a domestic branch, and has a

        Letter of Credit Commitment, as issuer of a Letter of Credit.

               "Funded Debt" of any Person means Debt of such Person that by its terms matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including, without limitation, all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of its creation.

               "GAAP" has the meaning specified in Section 1.03.

               "GE Capital" has the meaning specified in the recital of parties to this Agreement.

               "Guarantee Obligations" has the meaning specified in clause (i) of the definition of Debt.

               "Guaranties" means the Parent Guaranty and the Subsidiary Guaranties.

               "Guarantors" means Parent and each of its Domestic Subsidiaries (other than the Borrower).

               "Hazardous Materials" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

               "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

               "Hedge Bank" means any Person with which the Borrower enters into a Hedge Agreement permitted under Article V that, at the time of entering such interest rate Hedge Agreement is, or subsequently becomes,
        (i) a Lender, (ii) a wholly owned Subsidiary of a Lender or of any Person that directly or indirectly controls a Lender or (iii) an Affiliate of a Lender, provided that with respect to any

        Hedge Bank described in clause (iii) above that is not also described in clause (ii) above, the obligations of such Hedge Bank under any such Hedge Agreement to which it is a party shall be fully guaranteed by the Lender of which it is an Affiliate.

               "Implied Debt Rating" means the rating assigned by S&P to Parent's "implied senior debt" from time to time, as notified to Parent by S&P in a letter issued by S&P, or, if such rating is unavailable, the equivalent rating assigned by Moody's to Parent's "implied senior debt", as notified in writing to Parent by Moody's. For purposes of this Agreement, the following is the equivalent rating by Moody's for each rating by S&P:

               S&P                                 Moody's
               ----                                -------
               BB-                                    Ba3

               BB                                     Ba2

               BB+                                    Ba1
               BBB-                                   Baa3

               BBB                                    Baa2

               "Indebtedness for Borrowed Money" of any Person means all Debt of such Person for borrowed money or evidenced by notes, bonds, debentures or other similar instruments, all Obligations of such Person for the deferred purchase price of any property, service or business (other than trade accounts payable not overdue by 90 days except for ASCO Debt and the Trade Credit Facility) incurred in the ordinary course of business and constituting Current Liabilities, and all Obligations of such Person under Capitalized Leases and finance leases and including, in any event, without duplication, ASCO Debt and the Trade Credit Facility.

               "Indemnified Party" has the meaning specified in Section 8.04(b).

               "Initial Applicable Margin Period" has the meaning specified in the definition of "Applicable Margin."

               "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

               "Intercreditor Agreement" means the Intercreditor Agreement, dated as of March 26, 1996, among ASCO International Sourcing Limited, Soaring Force Limited, Asco

         General Supplies (Far East) Ltd. (Bahamas), and Citicorp USA, Inc.

               "Interest Expense" means, with respect to any Person for any period, the excess, if any, of (i) interest expense (whether cash or accretion) of such Person during such period determined in accordance with GAAP, and shall include in any event, without limitation, interest expense with respect to Indebtedness for Borrowed Money and payments under Hedge Agreements with respect to interest rates over (ii) interest income of such Person for such period, including payments received under Hedge Agreements with respect to interest rates.

               "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Paying Agent not later than 1:00 P.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

                      (a) the Borrower may not select any Interest Period that
               ends after the Termination Date;

                      (b) Interest Periods commencing on the same date for
               Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

                      (c) whenever the last day of any Interest Period would
               otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day, unless the Borrower and the Paying Agent otherwise agree; and

                      (d) whenever the first day of any Interest Period occurs
               on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month unless the Borrower and the Paying Agent otherwise agree.

               "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "Inventory" has the meaning specified in the Security Agreement.

               "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations, other securities or the assets comprising a substantial part or all of a business of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clauses (i) and (j) of the definition of "Debt" in respect of such Person.

               "L/C Cash Collateral Account" has the meaning specified in the Security Agreement.

               "L/C Related Documents" has the meaning specified in Section 2.13(d).

               "Lease Obligations" of any Person means obligations as lessee for the rental or hire of real or personal property (other than Capitalized Lease Obligations) as determined in accordance with GAAP and consistent with all regular, periodic and special reports, and all registration statements, that such Person or any of its Subsidiaries files with the Securities and Exchange Commission, or any governmental authority that may be substituted therefor, or with any national securities exchange.

               "Lenders" means the Lenders listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to
        Section 8.07.

               "Letter of Credit Advance" means an advance made by the Fronting Bank, including, for purposes of Section 2.03(c), any such Advance (or portion thereof) assigned to any Lender pursuant to Section 2.13(c).

               "Letter of Credit Agreement" has the meaning specified in Section 2.13(b).

               "Letter of Credit Commitment" means, with respect to the Fronting Bank at any time, the amount set forth opposite the Fronting Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment," which as of the date hereof is $50,000,000, or, in the case of any other Lender approved by the Borrower, the Agents and the Paying Agent (such approval not to be unreasonably withheld), set forth for such Lender in the Register maintained by the Paying Agent pursuant to Section 8.07(c) as such Lender's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

               "Letter of Credit Facility" means the amount of the Letter of Credit Commitment of the Fronting Bank.

               "Letters of Credit" has the meaning specified in Section 2.13(a).

               "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

               "Loan Documents" means (a) for purposes of this Agreement, the Notes and any amendments, supplements or other modifications hereof or thereof and for all other purposes other than for purposes of the Collateral Documents and the Guaranties, (i) this Agreement, (ii) the Notes, (iii) the Guaranties, (iv) the Collateral Documents, (v) each Letter of Credit Agreement and (vi) each L/C Related Document and (b) for purposes of the Collateral Documents and the Guaranties, (i) this Agreement, (ii) the Notes, (iii) the Guaranties, (iv) the Collateral Documents, (v) each Letter of Credit Agreement, (vi) each L/C Related Document, (vii) the interest rate Hedge Agreements entered into by the Borrower with Hedge Banks, and (viii) the Trade Refinancing Facility, in the case of each of the foregoing agreements referred to in clause (a) or (b) as it may be amended, supplemented or otherwise modified from time to time and any facilities or agreements in replacement thereof.

               "Loan Parties" means the Borrower and the Guarantors.

               "Margin Stock" has the meaning specified in Regulation U.

               "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole.

               "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or of Parent and its Subsidiaries taken as a whole, (b) the rights and remedies of any Facility Agent or Lender under any Loan Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is or is to be a party.

               "Material Contracts" means the Buying Agency Agreement, the Speedo License Agreements and the Intercreditor Agreement.

               "Material Subsidiary" means, at any time, a Subsidiary of Parent (other than the Borrower) having (i) at least $1,000,000 in total assets (determined as of the last day of the most recent Fiscal Quarter of such Subsidiary) or (ii) EBITDA of at least $500,000 for the 12-month period ending on the last day of the most recent Fiscal Quarter of such Subsidiary.

               "Moody's" means Moody's Investors Service, Inc.

               "Multiemployer Plan" of any Person means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

               "Multiple Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

               "Net Cash Proceeds" means, with respect to any Asset Sale or Capital Issuance, the aggregate amount of cash received from time to time by or on behalf of Parent or any of its Subsidiaries in connection with such transaction after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction, (c) appropriate amounts to be provided by such Loan Party or Subsidiary as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or disposed of in such transaction and retained by such Loan Party or Subsidiary after such transaction, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such transaction and
        (d) the amount of any Debt secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such disposition, provided that (i) in each case, the amounts so deducted are, at the time of receipt of such cash, properly attributable to such transaction or to the asset that is the subject thereof and (ii) in each case (A) with respect to clauses (a) and (d), the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of Parent and (B) with respect to clause (c), to the extent, but only to the extent, the amounts so deducted are in respect of existing or potential liabilities or obligations, payable to a Person that is not an Affiliate of Parent.

               "Net Worth" at any time means the excess of total assets of Parent and its Subsidiaries at such time over total liabilities of Parent and its Subsidiaries at such time, in each case as determined on a Consolidated basis in accordance with GAAP.

               "Note" means a Revolving Credit Note or a Term Note.

               "Notice of Borrowing" has the meaning specified in Section
        2.02(a).

               "Notice of Issuance" has the meaning specified in Section 2.13(b)(i).

               "Notice of Swing Line Borrowing" has the meaning specified in
        Section 2.02(b).

               "Obligation" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and
        (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

               "Original Closing Date" has the meaning specified in the recitals to this Agreement.

               "Other Taxes" has the meaning specified in Section 2.11(b).

               "Parent" has the meaning specified in the recital of parties to this Agreement.

               "Parent Guaranty" has the meaning specified in Section
        3.01(f)(ii).

               "Paying Agent" has the meaning specified in the recital of parties to this Agreement.

               "Paying Agent's Account" means the account of the Paying Agent maintained by the Paying Agent with Scotiabank at its office at One Liberty Plaza, New York, New York 10006, Loan Management Account No. 1561-16, Reference: Authentic Fitness.

               "PBGC" means the Pension Benefit Guaranty Corporation.

               "Permitted Foreign Debt Issuances" means any issuance of Indebtedness for Borrowed Money by Foreign Subsidiaries owing to non-Affiliates of Parent.

               "Permitted Liens" means the following:

                      (a) Liens, other than in favor of the PBGC, arising out of judgments or awards in respect of which Parent or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall not have occurred a period of 10 consecutive days during which a stay of enforcement of such judgment or award shall not have been in effect pending such appeal or proceedings for review, provided it shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award and provided further that the aggregate amount secured by such Liens does not exceed $1,000,000 in any one case or $2,000,000 in the aggregate;

                      (b) Liens for taxes, assessments or governmental charges
               or levies, provided payment thereof shall not at the time be required in accordance with the provisions of Section 5.01(b);

                      (c) deposits, Liens or pledges to secure payments of
               workmen's compensation and other payments, unemployment and other insurance, old-age pensions or other social security obligations, or the performance of bids, tenders, leases, contracts (other than contracts for the payment of money), public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business;

                      (d) mechanics', workmen's, repairmen's, warehousemen's,
               vendors' or carriers' Liens or other similar Liens arising in the ordinary course of business and securing sums which are not past due, or deposits or pledges to obtain the release of any such Liens;

                      (e) statutory landlord's Liens under leases to which
               Parent or any of its Subsidiaries is a party; and

                      (f) zoning restrictions, easements, rights of way,
               licenses and restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the normal operation of the business of Parent or any of its Subsidiaries or the value of such property for the purpose of such business.

               "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

               "Plan" means a Single Employer Plan or a Multiple Employer Plan.

               "Preferred Stock" means, with respect to any corporation, capital stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

               "Pro Rata Share" of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Revolving Credit Commitment or Term Loan Commitment, as the case may be, at such time and the denominator of which is the Revolving Credit Facility or Term Loan Facility, as the case may be, at such time.

               "Redeemable" means, with respect to any capital stock, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or
        (b) is redeemable at the option of the holder.

               "Register" has the meaning specified in Section 8.07(c).

               "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

               "Required Amount" has the meaning set forth in Section
        2.05(b)(i).

               "Required Lenders" means, at any time, Lenders owed, allocated or holding more than 51% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments at such time; provided, however, if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of the Advances owed to such Lender outstanding at such time, (ii) the aggregate Available Amount of all Letters of Credit outstanding at such time which is allocable to such Lender and (iii) the aggregate Unused Revolving Credit Commitments of such Lender at such time. For purposes of this definition, the Available Amount of each Letter of Credit shall be considered allocated, and the outstanding principal amount of each Letter of Credit Advance and each Swing Line Advance shall be considered to be owed, to the Lenders ratably in accordance with their respective Revolving Credit Commitments then outstanding or, if the Revolving Credit Commitments shall have been terminated in their entirety, their respective Revolving Credit Commitments outstanding immediately prior to such termination. Notwithstanding the foregoing, so long as there is at least one Lender which is not one of the Agents and the Agents alone would constitute the Required Lenders, the term "Required Lenders" shall have the meaning set forth above, but shall include at least one Lender which is not one of the Agents.

               "Revolving Credit Advance" has the meaning specified in Section 2.01(a).

               "Revolving Credit Borrowing" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by the Lenders.

               "Revolving Credit Commitment" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on
        Schedule I hereto under the caption "Revolving Credit Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Paying Agent pursuant to Section 8.07(c) as such Lender's "Revolving Credit Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.04.

               "Revolving Credit Facility" means, at any time, the aggregate amount of the Lenders' Revolving Credit Commitments at such time, which at the date hereof is $165,000,000.

               "Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Revolving Lender, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Revolving Lender resulting from the Revolving Credit Advances made by such Revolving Lender.

               "Revolving Lenders" shall mean those Lenders having Revolving Credit Commitments.

               "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies.

               "Scotiabank" has the meaning specified in the recital of parties to this Agreement.

               "Secured Parties" means the Facility Agents, the Lenders, the Hedge Banks and the Trade Refinancing Lenders.

               "Security Agreement" has the meaning specified in Section 3.01(f)(iv).

               "Single Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

               "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and
        (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               "Speedo License Agreements" means (i) the License Agreement dated May 10, 1990, as amended and assigned, among Speedo Holdings, B.V., a company incorporated under the laws of the Netherlands ("SHBV"), as successor-in-interest to Speedo International Limited and Speedo International B.V., Warnaco, Inc., a Delaware corporation ("Warnaco"), and Warnaco International Inc., a Delaware corporation ("WII"), and (ii) the License Agreement dated May 10, 1990, as amended and assigned, between SHBV, as successor-in-interest to Speedo Knitting Mills Pty. Limited, Warnaco and WII pursuant to which the Borrower (pursuant to an assignment thereof from Warnaco and WII to the Borrower) has an exclusive, in-perpetuity license to use the SPEEDO trademarks and trade names (as defined therein) in the United States, Canada, Mexico and the Caribbean Islands.

               "Standby Letter of Credit" means any Letter of Credit issued under the Letter of Credit Facility, other than a Documentary Letter of Credit.

               "Stock Repurchase Program" means an arrangement entered into between Parent and Citibank, N.A. whereby Parent simultaneously sells and purchases offsetting put and call options with maturities of up to one year. Under the program Parent will from time to time enter into transactions which do not require Parent to fund share repurchases on the trade date, but rather give Parent the benefit of locking in a future purchase price for its stock close to the current market price and the right to all or a portion of any appreciation in the shares between the trade date and the option expiration date. The options provide Parent with the right to either fully purchase the shares on the option expiration date at the agreed upon future price or to receive or pay the difference between the agreed upon future price and the market price at option expiration, in cash or in shares of its stock. As part of the transaction, in order to minimize the future price, the benefit of Parent's stock appreciation is capped at a predetermined level. Any cash settlements will be funded through dividends to be paid by the Borrower to Parent.

               "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of
        (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

               "Subsidiary Guaranty" has the meaning specified in Section 3.01(f)(iii).

               "Supermajority of Lenders" means, at any time, Lenders owed, allocated or holding more than 75% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments at such time; provided, however, if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Supermajority of Lenders at such time (i) the aggregate principal amount of the Advances owed to such Lender outstanding at such time, (ii) the aggregate Available Amount of all Letters of Credit outstanding at such time which is allocable to such Lender and (iii) the aggregate Unused Revolving Credit Commitments of such Lender at such time. For purposes of this definition, the Available Amount of each Letter of Credit shall be considered allocated, and the outstanding principal amount of each Letter of Credit Advance and each Swing Line Advance shall be considered to be owed, to the Lenders ratably in accordance with their respective Revolving Credit Commitments then outstanding or, if the Revolving Credit Commitments shall have been terminated in their entirety, their respective Revolving Credit Commitments outstanding immediately prior to such termination.

               "Swing Line Advance" means an advance made by the Swing Line Bank pursuant to Section 2.01(c).

               "Swing Line Bank" means Scotiabank (and its successors and assigns), provided that Scotiabank (and any such successors and assigns as Swing Line Bank hereunder) may resign, and thereupon be released from its obligations, as Swing Line Bank under this Agreement upon receipt by the Borrower and the Agents, in writing and in a form reasonably satisfactory to the Borrower, the Agents and the Paying Agent, of the assumption by another Lender of the rights and obligations of the Swing Line Bank hereunder.

               "Swing Line Borrowing" means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank.

               "Swing Line Facility" has the meaning specified in Section
        2.01(c).

               "Taxes" has the meaning specified in Section 2.11(a).

               "Termination Date" means the earlier of September 1, 2001 and the date of termination in whole of all of the Commitments and the Swing Line Facility pursuant to Section 2.04 or 6.01.

               "Term Lenders" shall mean those Lenders having Term Loan Commitments.

               "Term Loan" has the meaning specified in Section 2.01(b).

               "Term Loan Commitment" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term Loan Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Paying Agent pursuant to Section 8.07(c) as such Lender's "Term Loan Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.04.

               "Term Loan Facility" means, at any time, the aggregate amount of the Lenders' Term Loan Commitments at such time, which as of the date hereof is $50,000,000.

               "Term Note" means a promissory note of the Borrower payable to the order of any Term Lender, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Term Lender resulting from the Advance under the Term Loan Facility made by such Term Lender.

               "Total Debt" outstanding on any date means the aggregate principal amount of all Debt of the Parent and its Subsidiaries on a Consolidated basis, outstanding on such date, other than ASCO Debt and the Trade Credit Facility and Debt of the type referred to in clauses (f) and (h) of the definition of Debt (or in clauses (i) and (j) of the definition of Debt to the extent that the underlying Debt of other Persons in respect of which such Debt arises is Debt of the type referred to in such clauses (f) and (h)).

               "Trade Credit Facility" means a Trade L/C Facility and a Trade Refinancing Facility entered into by the Borrower and one or more Lenders party thereto.

               "Trade Credit Intercreditor Agreement" means an intercreditor agreement to be entered into between the Collateral Agent and the agent under the Trade Credit Facility in form and substance satisfactory to the Collateral Agent and the Paying Agent.

               "Trade L/C Facility" means a letter of credit facility on terms and conditions reasonably acceptable to the Collateral Agent and Paying Agent between the Borrower and one or more Lenders pursuant to which one or more issuing banks thereunder shall issue trade letters of credit for the account of the Borrower for a period not to exceed three months.

               "Trademark, Patent and Copyright Security Agreement" has the meaning specified in Section 3.01(f)(iv)(B).

               "Trade Refinancing Facility" means a revolving credit facility on terms and conditions reasonably acceptable to the Collateral Agent and Paying Agent between the Borrower and one or more Lenders pursuant to which such Lenders shall make advances with a maturity for any such advance not to exceed 120 days from time to time to finance outstanding reimbursement obligations arising under the Trade L/C Facility.

               "Trade Refinancing Lenders" means the lenders party to the Trade Refinancing Facility.

               "Type" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

               "Unused Revolving Credit Commitment" means, with respect to any Lender at any time, (a) such Lender's Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all outstanding Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances made by such Lender (in its capacity as a Lender) plus (ii) such Lender's Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all outstanding Letter of Credit Advances made by the Fronting
        Bank pursuant to Section 2.13(c) and (C) the aggregate principal amount of all outstanding Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(c).

               "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

               "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA.

               "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

               SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

               SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the audited and unaudited financial statements referred to in Section 4.01(f) ("GAAP").

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES
                            AND THE LETTERS OF CREDIT

               SECTION 2.01. Revolving Credit Advances, Term Loan Advance and Swing Line Advances1. Revolving Credit Advances, Term Loan Advance and Swing Line Advances. (a) The Revolving Credit Advances. Each Revolving Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Revolving Credit Advance") to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an amount for each such Advance not to exceed such Lender's Unused Revolving Credit Commitment on such Business Day. Each Revolving Credit Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Revolving Credit Advances made by the Lenders ratably according to their Revolving Credit Commitments. Within the limits of each Lender's

Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(a), prepay pursuant to Section 2.05(a) and reborrow under this Section 2.01(a).

               (b) Term Loan. (i) Subject to the terms and conditions hereof, each Term Lender agrees to make a term loan on the Effective Date to Borrower (the "Term Loan") in the original principal amount of its Term Loan Commitment. The obligations of each Term Lender hereunder shall be several and not joint. The Term Loan shall be evidenced by Term Notes, and Borrower shall execute and deliver a Term Note to each Term Lender. Each Term Note shall represent the obligation of Borrower to pay the amount of the applicable Term Lender's Term Note Commitment, together with interest thereon as prescribed in Section 2.06.

               (ii) Borrower shall pay the principal amount of the Term Loan in ten (10) consecutive semi-annual installments on June 30 and December 31 of each year and on the Termination Date, commencing on June 30, 1997, as follows:

                      Payment                             Installment
                       Date                                 Amount
                      -------                             ------------
                      June 30, 1997                       $2,500,000
                      December 31, 1997                   $2,500,000
                      June 30, 1998                       $3,750,000
                      December 31, 1998                   $3,750,000
                      June 30, 1999                       $5,000,000
                      December 31, 1999                   $5,000,000
                      June 30, 2000                       $6,250,000
                      December 31, 2000                   $6,250,000
                      June 30, 2001                       $7,500,000
                      September 1, 2001                   $7,500,000


               Notwithstanding the foregoing, the aggregate outstanding principal balance of the Term Loan shall be due and payable in full in immediately available funds in dollars on the Termination Date, if not sooner paid in full.

               (iii) Each payment of principal with respect to the Term Loan shall be paid to the Paying Agent for the ratable benefit of each Term Lender, ratably in proportion to each such Term Lender's respective Term Loan Commitment.

               (c) The Swing Line Advances. The Swing Line Bank agrees, on the terms and conditions hereinafter set forth, to make Swing Line Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date (i) in an aggregate amount for all such Advances not to exceed at any time outstanding $10,000,000 (the "Swing Line Facility") and (ii) in an amount for each such Advance not to exceed the aggregate of the Unused Revolving Credit Commitments of the Lenders on such Business Day. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in a minimum amount of $100,000 or an integral multiple of $10,000 in excess thereof and shall be made as a Base Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, the Borrower may borrow under this Section 2.01(c), repay pursuant to Section 2.03 or prepay pursuant to Section 2.05(a) and reborrow under this Section 2.01(c).

               SECTION 2.02. Making the Advances. (a) Except as otherwise provided in Section 2.02(b) or 2.13, each Borrowing shall be made on notice, given not later than 1:00 P.M. (New York City time) on the third Business
Day prior to the date of the proposed Borrowing in the case of Eurodollar
Rate Advances, or on the Business Day prior to the date of the proposed Borrowing in the case of Base Rate Advances, by the Borrower to the Paying Agent, which shall give to each Appropriate Lender prompt notice thereof by telex, telecopier or cable. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, telex, telecopier or cable, confirmed immediately in writing, in substantially the form of Exhibit A hereto, specifying therein the requested (i) date of such Borrowing, (ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Paying Agent shall promptly notify each Appropriate Lender of the applicable interest rate under Section 2.06(a)(ii). Each Appropriate Lender shall, before 2:00 P.M. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Paying Agent at the Paying Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Appropriate Lenders. After the Paying Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Paying Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, however, that, in the case of any Revolving Credit Borrowing, the Paying Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances and Letter of Credit Advances made by the Swing Line Bank or the Fronting Bank, as the case may be, and by any other Lender and outstanding on the date of such Revolving Credit Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank or the Fronting Bank, as the case may be, and such other Lenders for repayment of such Swing Line Advances and Letter of Credit Advances.

               (b) (i) Each Swing Line Borrowing shall be made on notice, given not later than 1:00 P.M. (New York City time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Paying Agent. Each such notice of a Swing Line Borrowing (a "Notice of Swing Line Borrowing") shall be by telephone, telex or telecopier, confirmed immediately in writing, specifying therein the requested (A) date of such Borrowing and (B) amount of such Borrowing and shall constitute a representation and warranty by the Borrower (upon which the Swing Line Bank may conclusively rely, in the absence of prior receipt by the Swing Line Bank of written notice to the contrary from a Facility Agent or Lenders holding at least 51% of the Revolving Credit Commitments) that the conditions precedent to the making of Swing Line Advances have been satisfied or duly waived. Upon fulfillment of the applicable conditions set forth in Article III and to the extent the Swing Line Bank has not received written notice from a Facility Agent or the Required Lenders that the conditions to making such Swing Line Advances have not been satisfied or duly waived, the Swing Line Bank will make the amount thereof available to the Borrower by crediting the Borrower's Account.

               (ii) (A)(1) Subject to clause (ii)(B) below, in the event that on any Business Day the Swing Line Bank desires that all or any portion of one or more Swing Line Advances be paid, the Swing Line Bank shall promptly notify the Paying Agent to that effect and indicate the portion of the Swing Line Advances to be paid.

               (2) The Paying Agent agrees to promptly transmit to the Lenders the information contained in each notice received by the Paying Agent under clause (ii)(A)(1) above, and shall concurrently notify the other Facility Agents and the Lenders of each Lender's Pro Rata Share of the Swing Line Advances (or portion thereof) to be paid.

               (3) Each Revolving Lender hereby unconditionally and irrevocably agrees to fund to the Paying Agent for the benefit of the Swing Line Bank, in lawful money of the United States and in same day funds, not later than 12:00 Noon (New York City time) on the Business Day immediately following the Business Day of such Lender's receipt of such notice from the Paying Agent (provided that if any Lender shall receive such notice at or prior to 1:00 P.M. (New York City time) on a Business Day, such funding shall be made by such Lender on such Business Day), a Revolving Credit Advance in the amount of such Lender's Pro Rata Share of the payment of the Swing Line Advances to be made on such date, regardless, however, of whether (x) the conditions precedent thereto set forth in Article III are then satisfied, (y) the Borrower has provided a notice of borrowing under
Section 2.02(a) hereof and (z) the Revolving Credit Facility has been terminated or all or any of the Notes have been accelerated, but subject to clause (B) below and subject to the requirements contained in Section 2.01(a) (except that such Lender shall be required to make such Advance notwithstanding the fact that such Lender may not otherwise have an obligation to make Advances hereunder). The proceeds of each such Revolving Credit Advance shall be immediately paid over to the Paying Agent for the benefit of the Swing Line Bank for application to the Swing Line Facility. Each such Revolving Credit Advance shall initially be a Base Rate Advance and shall be deemed to have been timely requested by the Borrower pursuant to Section 2.02(a).

               (B) In the event that Commitments of the Lenders shall have terminated pursuant to Section 6.01 following an Event of Default, no further Revolving Credit Advances of the type described in clause (ii)(A) above shall be made, and each of the Revolving Lenders (other than the Swing Line Bank) shall be deemed to have irrevocably, unconditionally and immediately purchased from the Swing Line Bank such Lender's Pro Rata Share of the principal amount of the Swing Line Advances outstanding as of the date of the occurrence of such Event of Default. Each such Lender shall effect such purchase by making available an amount equal to its participation on the date of such purchase in U.S. dollars in immediately available funds at the office of the Swing Line Bank located at One Liberty Plaza, New York, New York 10006 or such other office as the Swing Line Bank may from time to time direct for the account of such office of the Swing Line Bank.

               (C) Each purchase made pursuant to clause (ii)(B) above by a Lender shall be made without recourse to the Swing Line Bank, and, except as to the absence of liens created by the Swing Line Bank on the Swing Line Advance and the Swing Line Bank's right to effect such sale, without representation or warranty of any kind, and shall be effected and evidenced pursuant to documents reasonably acceptable to the Swing Line Bank.

               (D) The obligations of the Lenders under this Section 2.02(b)(ii) shall be absolute, irrevocable and unconditional, shall be made under all circumstances and shall not be affected, reduced or impaired for any reason whatsoever, including (without limitation): (1) any Default, misrepresentation, negligence, misconduct or other action or inaction of any kind by any of the Loan Parties or any other Person, whether in, under or in connection with this Agreement, the Guaranties or any of the other Loan Documents; (2) any extension, renewal, release or waiver of the time of performance of or compliance with any of the obligations or other provisions hereof or of any other Loan Document; (3) any settlement, compromise or subordination of any or all of the obligations to the claims of others, or any failure by any Facility Agent, the Swing Line Bank or any other Lender to mitigate damages; (4) any amendment, modification or other waiver of any one or more of the Loan Documents; (5) the insolvency, bankruptcy, reorganization or cessation of existence of any of the Loan Parties; (6) any impossibility or illegality of performance or the lack of genuineness, validity, legality or enforceability of any of this Agreement or the other Loan Documents, or any term thereof or any other agreement or instrument relating thereto for any reason, or the lack of power or authority of any party to enter into any of the Loan Documents; (7) any defect in the title to or lien on the Collateral in favor of the Collateral Agent; (8) any dispute, setoff, recoupment, counterclaim or other defense or right any Lender may have at any time, whether against any Facility Agent, the Swing Line Bank, any other Lender or any of the Loan Parties; (9) any merger or consolidation of any of the Loan Parties or any Lender, or any sale, lease or transfer of any or all of the assets of any such Person; or (10) any other circumstances whether similar or dissimilar to any of the foregoing.

               (c) Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for the initial Borrowing hereunder or for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to
Section 2.09 and (ii) the Revolving Credit Advances made on any date plus the number of Borrowings constituting part of the Term Loan may not be outstanding as part of more than 10 separate Borrowings.

               (d) Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to comprise Eurodollar Rate Advances, the Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

               (e) Unless the Paying Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Paying Agent such Lender's ratable portion of such Borrowing, the Paying Agent may assume that such Lender has made such portion available to the Paying Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.02 and the Paying Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Paying Agent, such Lender and the Borrower severally agree to repay or pay to the Paying Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Paying Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.06 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Paying Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

               (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

               SECTION 2.03. Repayment. (a) Revolving Credit Advances. The Borrower shall repay to the Paying Agent for the ratable account of the Lenders on the Termination Date the aggregate outstanding principal amount of the Revolving Credit Advances.

               (b) Swing Line Advances. The Borrower shall repay to the Paying Agent for the account of the Swing Line Bank and each other Lender which has purchased a Swing Line Advance or portion thereof pursuant to Section 2.02(b) the outstanding principal amount of each Swing Line Advance at the times and in the manner and amounts specified in Section 2.02(b) and on the Termination Date.

               (c) Letter of Credit Advances. The Borrower shall, on demand, repay to the Paying Agent for the account of the Fronting Bank and each Lender that has purchased a Letter of Credit Advance or portion thereof in accordance with Section 2.13(c) the outstanding principal amount of each Letter of Credit Advance.

               SECTION 2.04. Reduction of the Commitments. (a) Optional. The Borrower may, upon at least three Business Days' notice to the Paying Agent, terminate in whole or reduce in part the Unused Revolving Credit Commitments, the unused portion of the Letter of Credit Commitments or the unused portion of the Swing Line Facility; provided, however, that, except in the case of the termination of a Facility, each partial reduction of a Facility (i) shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and (ii) with respect to the Revolving Credit Facility, shall be made ratably among the Lenders in accordance with their Revolving Credit Commitments; provided further that after giving effect to any such reduction, each of the commitment of the Swing Line Bank pursuant to Section 2.01(c) and the Letter of Credit Commitments shall be less than or equal to the Revolving Credit Commitments.

               (b) Mandatory. The Revolving Credit Commitments shall be permanently reduced on the date of each prepayment required to be made in accordance with Section 2.05(b)(i) and (iv) (other than amounts allocable to the Term Loan) in an amount equal to the Required Amount of such prepayment and the Letter of Credit Facility and the Swing Line Facility shall be permanently reduced on such date in an amount, if any, such that after giving effect to such reduction, the Letter of Credit Commitments and the Swing Line Facility, respectively, shall not exceed the Revolving Credit Commitments.

               SECTION 2.05. Prepayments. (a) Optional. The Borrower may, upon at least three Business Days' notice to the Paying Agent in the case of the Eurodollar Rate Advances under the Revolving Credit Facility, and upon at least one Business Day's notice to the Paying Agent in the case of Base Rate Advances under the Revolving Credit Facility, upon ten Business Day's notice to the Paying Agent in the case of the Term Loan Facility, and upon notice prior to 1:00 p.m. on the date of any prepayment in the case of the Swing Line Facility, in each case such notice to state the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (x) each partial prepayment under the Revolving Credit Facility or Term Loan Facility shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (y) each partial prepayment of the Term Loan Facility shall be applied to prepay the scheduled installments of the Term Loan in inverse order of maturity and (z) if any prepayment of a Eurodollar Rate Advance is made other than on the last day of an Interest Period therefor, the Borrower shall also pay any amounts owing pursuant to Section 8.04(c).

               (b) Mandatory. (i) The Borrower shall, by 11:00 A.M. (New York City time) on the Business Day immediately following the date of receipt of Net Cash Proceeds (the "Required Prepayment Date") by Parent, the Borrower or any of the Borrower's Subsidiaries from any Asset Sale or from the Capital Issuance of any Debt by Parent, the Borrower or any of the Borrower's Subsidiaries (other than Debt incurred or issued pursuant to Section 5.02(b)(i) through (xii) or 5.02(b)(xiv)), prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to 100% of such Net Cash Proceeds (such amount of Net Cash Proceeds being the "Required Amount"). Each such prepayment shall be applied first to the prepayment of the Term Loan and then to the permanent reduction of the Revolving Credit Commitments and each such prepayment shall be applied to prepay first, the scheduled installments of the Term Loan in inverse order of maturity, until the Term Loan shall have been repaid in full; second, the aggregate principal amount of outstanding Swing Line Advances; third, the aggregate principal amount of outstanding Letter of Credit Advances; and fourth, the aggregate principal amount of outstanding Revolving Credit Advances.

                (ii) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, the Letter of Credit Advances and the Swing Line Advances equal to the amount by which (A) the aggregate principal amount of the Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances then outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the Revolving Credit Commitments on such Business Day.

               (iii) The Borrower shall, on each Business Day, pay to the Collateral Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

                (iv) On the date of receipt by Parent, the Borrower or the Collateral Agent of proceeds from the key person life insurance policy on Linda
J. Wachner required pursuant to Section 5.01(d), such proceeds shall be applied to prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to the amount of such proceeds. Each such prepayment shall be applied to the prepayment of the Term Loan and the permanent reduction of the Revolving Credit Commitments in the same priority as set forth in Section 2.05(b)(i).

                 (v) The Borrower hereby irrevocably authorizes the Paying Agent to apply on a daily basis all funds on deposit in the Cash Collateral Account to the prepayment of Advances then outstanding in accordance with Section 8 of the Security Agreement.

                (vi) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

               SECTION 2.06. Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                 (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of
        (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time, payable in arrears quarterly on the first day of each January, April, July and October during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Advance plus (y) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period.

               (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder which is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.


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




               SECTION 2.07. Fees. (a) Commitment Fee. The Borrower shall pay to the Paying Agent for the account of the Revolving Lenders a commitment fee on the average daily Unused Revolving Credit Commitment of such Lender from the Effective Date in the case of each Lender on the date hereof and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Revolving Lender in the case of each other Revolving Lender until the Termination Date at a rate per annum equal, as of any date, to a percentage determined by reference to the ratio of (i) Average Debt as of such date to (ii) Consolidated EBITDA of Parent and its Subsidiaries for the four Fiscal Quarters ended on or most recently prior to such date as set forth below:

Average Debt to EBITDA
      Ratio                                        Commitment Fee
-----------------------------------------------------------------
Level I
   less than or equal to
   2.50 to 1.00                                        0.250%
-----------------------------------------------------------------
Level II
   less than or equal to
   3.50 to 1.00 but greater
   than 2.50 to 1.00                                   0.375%
-----------------------------------------------------------------
Level III
greater than 3.50 to 1.00                              0.500%
=================================================================


The commitment fee shall be determined by reference to such ratio in effect from time to time; provided, however, that (A) such commitment fee shall be at Level III during the Initial Applicable Margin Period, (B) no change in such fee shall be effective until three Business Days after the date on which the Agents receive financial statements pursuant to Section 5.03(b) or (c) and a certificate of the chief financial officer of the Borrower demonstrating such ratio and (C) if the Borrower has not submitted to the Agents the information described in clause (B) of this proviso as and when required under Section 5.03(b) or (c), as the case may be, or if there is an Event of Default, the commitment fee shall be at Level III for so long as such information has not been received by the Agents or such Event of Default continues. Such commitment fee shall in all cases be payable in arrears quarterly on the first day of each January, April, July and October, commencing October 1, 1996 and on the Termination Date; provided, however, that any commitment fee



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




accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

               (b) Facility Agents' Fees. The Borrower shall pay to the Facility Agents for their respective accounts such fees as may from time to time be agreed between the Borrower and the Facility Agents.

               SECTION 2.08. Conversion of Advances. (a) Optional. The Borrower may on any Business Day, upon notice given to the Paying Agent not later than 1:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.09, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that (x) if any Conversion of Eurodollar Rate Advances into Base Rate Advances is made other than on the last day of an Interest Period for such Eurodollar Rate Advances, the Borrower shall also pay any amounts owing pursuant to Section 8.04(c) and (y) any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c) and (z) no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c). Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion,
(ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

               (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances.

                (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Paying Agent will forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

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



               SECTION 2.09. Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost (other than in taxes, including interest, additions to tax and penalties relating thereto, which shall be governed by Section 2.11) to any Lender of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Paying Agent), pay to the Paying Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, however, that, before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

               (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend or to issue Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender (with a copy of such demand to the Paying Agent), the Borrower shall pay to the Paying Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend or to issue Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit; provided, however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, the payment by

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




the Borrower of such amounts and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to such amounts submitted to the Borrower by such Lender shall be conclusive and binding for all purposes, absent manifest error.

               (c) If, with respect to any Eurodollar Rate Advances, Lenders owed at least a majority of the then aggregate unpaid principal amount thereof notify the Paying Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost (other than in taxes, including interest, additions to tax and penalties relating thereto, which shall be governed by Section 2.11) to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Paying Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Paying Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

               (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Paying Agent, (i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of such Lender to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Paying Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

               (e) Upon the occurrence and during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

               SECTION 2.10. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes not later than 1:00 P.M. (New York City time) on the day when due in U.S. dollars to the Paying Agent at the Paying Agent's Account in same day funds. The Paying Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender, to such Lenders for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lenders and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender, to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Paying Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

               (b) If the Paying Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Paying Agent may, but shall not be obligated to, elect to distribute such funds to each Lender ratably in accordance with such Lender's proportionate share of the principal amount of all outstanding Advances and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender, and for application to such principal installments, as the Paying Agent shall direct.

               (c) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder or under the Note held by such Lender, to charge from time to time, to the extent permitted under applicable law, against any or all of the Borrower's accounts with such Lender any amount so due.

               (d) All computations of interest, fees and Letter of Credit commissions shall be made by the Paying Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Paying Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

               (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees or commissions hereunder, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

               (f) Unless the Paying Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Paying Agent may assume that the Borrower has made such payment in full to the Paying Agent on such date and the Paying Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Paying Agent, each such Lender shall repay to the Paying Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Paying Agent, at the Federal Funds Rate.

               SECTION 2.11. Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and Facility Agent, Excluded Taxes (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities other than Excluded Taxes being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or Facility Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Lender or Facility Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

               (c) The Borrower shall indemnify each Lender and Facility Agent for the full amount of Taxes and Other Taxes, and for the full amount of Taxes imposed by any jurisdiction on amounts payable under this Section 2.11, paid by such Lender or Facility Agent (as the case may be) and any liability (including penalties, additions to Tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or Facility Agent (as the case may be) makes written demand therefor.

               (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Paying Agent and the Documentation Agent, at their respective addresses referred to in Section 8.02, the original receipt of payment thereof or a certified copy of such receipt (to the extent that the relevant governmental authority delivers such receipts). Within 30 days after the written reasonable request of the Borrower, each Lender shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes paid by the Borrower hereunder or making payment of Taxes hereunder; provided, however, that no Lender shall be required to furnish to the Borrower any financial information with respect to itself or other information which it considers confidential. In the case of any payment hereunder or under the Notes by the Borrower through an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Paying Agent and the Documentation Agent, at such address, an opinion of counsel acceptable to such Agents stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in
Section 7701 of the Internal Revenue Code.

               (e) Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender on the date hereof, and on the date of the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Documentation Agent (but only so long thereafter as such Lender remains lawfully able to do so), provide the Documentation Agent and the Borrower with two duly completed and signed copies of Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement or the Notes or certifying that the income receivable pursuant to this Agreement or the Notes is effectively connected with the conduct of a trade or business in the United States. Upon the reasonable request of the Borrower or the Documentation Agent, each Lender that has not provided the forms or other documents, as provided above, on the basis of being a United States person shall submit to the Borrower and the Documentation Agent a certificate to the effect that it is such a "United States person" (as defined in Section 7701(a)(30) of the Internal Revenue Code). If any Lender which is not a "United States person" determines that it is unable to submit to the Borrower or the Documentation Agent any form or certificate that such Lender is requested to submit pursuant to this Section 2.11(e), or that it is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Lender shall promptly notify the Borrower and the Documentation Agent of such fact. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes for all purposes of this Agreement unless and until such Lender subsequently provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for subsequent periods governed by such subsequent form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to and paid by or withheld with respect to the Lender assignee.

               (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in subsection (e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Lender shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes that would not have been imposed but for such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

               (g) Any Lender claiming any additional amounts payable pursuant to this Section 2.11 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

               (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.11 shall survive the payment in full of principal and interest hereunder and under the Notes.

               SECTION 2.12. Sharing of Payments, Etc. If any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) (a) on account of Obligations due and payable to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the Notes at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time obtained by all the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such other Lender's ratable share

(according to the proportion of (i) the purchase price paid to such Lender to (ii) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

               SECTION 2.13. Letters of Credit. (a) The Letter of Credit Facility. Pursuant to the Existing Credit Agreement, the Fronting Bank has issued Letters of Credit (such Letters of Credit as are outstanding on the date hereof under the Existing Credit Agreement and set forth on Schedule II being the "Existing Letters of Credit") for the account of the Borrower. Effective as of the Effective Date, each Existing Letter of Credit shall be deemed to be a Letter of Credit under this Agreement and each Lender on the date hereof will be deemed to have purchased and received, without further action on the part of any party, an undivided interest and participation in such existing Letters of Credit, based upon such Lender's Pro Rata Share of its Revolving Credit Commitment under this Agreement. Any such interest and participation so purchased shall automatically become an undivided interest and participation in such Letters of Credit. In addition, the Fronting Bank agrees, on the terms and conditions hereinafter set forth, to issue letters of credit (together with the Existing Letters of Credit, the "Letters of Credit") for the account of the Borrower or any of its Subsidiaries (it being understood that the Obligations with respect to such Letters of Credit shall be Obligations of the Borrower notwithstanding that such Letters of Credit shall be for the account of its Subsidiaries) from time to time on any Business Day during the period from the date of the initial Borrowing until 30 days before the Termination Date (i) in an aggregate Available Amount for all Letters of Credit issued by the Fronting Bank not to exceed at any time the Letter of Credit Facility and (ii) in an Available Amount for each such Letter of Credit not to exceed the Unused Revolving Credit Commitments of the Lenders on such Business Day. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of 30 days before the Termination Date and, in the case of a Documentary Letter of Credit, 180 days after the date of issuance thereof. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.13(a), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.13(c) and request the issuance of additional Letters of Credit under this Section 2.13(a).

               (b) Request for Issuance. (i) Each Letter of Credit shall be issued upon notice, given not later than 1:00 P.M. (New York City time) on the first Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Fronting Bank, which shall give to the Paying Agent prompt notice thereof by telex, telecopier or cable. Each such notice of issuance from the Borrower of a Letter of Credit (a "Notice of Issuance") shall be by telex, telecopier or cable, confirmed immediately in writing, specifying therein the requested (A) date of such issuance (which shall be a Business Day),
(B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit (a "Letter of Credit Agreement") as the Fronting Bank may specify to the Borrower for use in connection with such requested Letter of Credit. If (x) the requested form of such Letter of Credit is acceptable to the Fronting Bank in its sole discretion and (y) it has not received written notice from a Facility Agent or the Required Lenders that the conditions to issuing such Letter of Credit have not been satisfied or duly waived, the Fronting Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern as among the parties to the Loan Documents.

                (ii) The Fronting Bank shall furnish (A) to the Paying Agent and the Documentation Agent and each Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued during the preceding month and drawings during such month under all Letters of Credit and (B) to the Paying Agent and the Documentation Agent and each Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

               (c) Drawing and Reimbursement. The payment by the Fronting Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Fronting Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. Upon written demand by the Fronting Bank with an outstanding Letter of Credit Advance, with a copy of such demand to the Paying Agent, each Revolving Lender shall purchase from the Fronting Bank, and the Fronting Bank shall sell and assign to such Lender, such Lender's

Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Paying Agent for the account of the Fronting Bank, by deposit to the Paying Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Revolving Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Fronting Bank, provided notice of such demand is given not later than 1:00 P.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Fronting Bank to any Lender of a portion of a Letter of Credit Advance, the Fronting Bank represents and warrants to such other Lender that the Fronting Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of Liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Revolving Lender shall not have so made the amount of such Letter of Credit Advance available to the Paying Agent, such Lender agrees to pay to the Paying Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Fronting Bank until the date such amount is paid to the Paying Agent, at the Federal Funds Rate. If such Lender shall pay to the Paying Agent such amount for the account of the Fronting Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day, and the outstanding principal amount of the Letter of Credit Advance made by the Fronting Bank shall be reduced by such amount on such Business Day.

               (d) Obligations Absolute. The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument, in each case, relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Borrower is without prejudice to, and does not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by the Fronting Bank of any draft or the reimbursement by the Borrower thereof):

          (i) any lack of validity or enforceability of this Agreement, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (this

Agreement and all of the other foregoing being, collectively, the "L/C Related Documents");

         (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

        (iii) the existence of any claim, setoff, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Fronting Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

         (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (v) payment by the Fronting Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

         (vi) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Guaranties or any other guaranty, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

        (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a Guarantor.

               (e) Compensation. (i) The Borrower shall pay to the Paying Agent for the account of each Revolving Lender a commission on such Lender's Pro Rata Share of the average daily aggregate Available Amount of (A) all Documentary Letters of Credit outstanding from time to time at a rate per annum as determined, as of any date, by reference to the ratio of (i) Average Debt as of such date to (ii) Consolidated EBITDA of Parent and its Subsidiaries for the four Fiscal Quarters ended on or most recently prior to such date as set forth below and (B) all Standby Letters of Credit outstanding from time to time at a rate per annum as determined, as of any date, by reference to the ratio of (i) Average Debt as of such date to (ii) Consolidated EBITDA of Parent and its Subsidiaries for the four Fiscal

Quarters ended on or most recently prior to such date as set forth below:

===============================================================================
                                           Rate for           Rate for Standby
Average Debt to EBITDA                   Documentary          Letters of Credit
        Ratio                        Letters of Credit
------------------------------------------------------------------------------
Level I
     less than or equal to
     2.50 to 1.00                           0.625%                 0.750%
------------------------------------------------------------------------------
Level II
     less than or equal to
     3.00 to 1.00 but greater than
     2.50 to 1.00                           0.750%                 1.000%
------------------------------------------------------------------------------
Level III
     less than or equal to
     3.50 to 1.00 but greater than
     3.00 to 1.00                           1.000%                 1.250%
------------------------------------------------------------------------------
Level IV
     less than or equal to
     4.00 to 1.00 but
     greater than 3.50 to 1.00              1.250%                 1.500%
------------------------------------------------------------------------------
Level V
     less than or equal to
     4.50 to 1.00 but
     greater than 4.00 to 1.00              1.500%                 1.750%
------------------------------------------------------------------------------
Level VI
     greater than 4.50 to 1.00              1.750%                 2.000%
==============================================================================

The Letter of Credit rate shall be determined by reference to the ratio in effect from time to time; provided, however, that (A) such Letter of Credit Rate shall be at Level IV during the Initial Applicable Margin Period, (B) no change in such rate shall be effective until three Business Days after the date on which the Agents receive financial statements pursuant to Section 5.03(b) or (c) and a certificate of the chief financial officer of the Borrower demonstrating such ratio and (C) if the Borrower has not submitted to the Agents the information described in clause (B) of this proviso as and when required under
Section 5.03(b) or (c), as the case may be, or if there is an Event of Default, the Letter of Credit rate shall be at Level VI for so long as such information has not been received by the Agents or such Event of Default continues. Such letter of credit fees shall in all cases be payable in arrears quarterly on the first day of each January, April, July and October, commencing October 1, 1996 and on the Termination Date.

               (ii) The Borrower shall pay to the Fronting Bank, for its own account, (A) for each Letter of Credit an amount equal to 0.250% per annum on the Available Amount of each Letter of Credit, payable in arrears quarterly on the first day of each January, April, July and October, commencing October 1, 1996 and on the Termination Date and (B) such standard commissions, issuance fees, transfer fees and other fees, charges and expenses as the Fronting Bank may impose, pay or incur in connection with the issuance, amendment, administration, transfer or cancellation of each Letter of Credit and in connection with any payment by the Fronting Bank thereunder. Where such are determined on a per annum basis, the determination thereof shall be made by the Fronting Bank on the basis of a year of 360 days for the actual number of days elapsed.

               (f) Any action taken or omitted to be taken by the Fronting Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put the Fronting Bank under any resulting liability to any Lender.

               SECTION 2.14. Use of Proceeds. The proceeds of each of the Term Loan, the Revolving Credit Advances, the Swing Line Advances and the Letter of Credit Advances shall be available (and the Borrower agrees that it shall use such proceeds) to (i) refinance the amounts outstanding under the Existing Credit Agreement, (ii) pay transaction fees and expenses in connection with the transactions contemplated hereunder, (iii) provide working capital for the Borrower and its Subsidiaries and (iv) provide funds for other general corporate purposes to the extent in the ordinary course of business, consistent with past practices, and permitted by the Loan Documents, and including, without limitation, permissible acquisitions and dividends or loans to Parent for the repurchase of common stock of Parent subject to the terms and conditions of this Agreement.

               SECTION 2.15. Defaulting Lenders. (a) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan
Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the Obligation of such Defaulting Lender to make such Defaulted Advance. In the event that the Borrower shall so set off and otherwise apply the Obligation of the Borrower to make any such payment against the Obligation of such Defaulting Lender to make any such Defaulted Advance on any date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on such date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section
2.01 and shall be of the Type of Advance of such Borrowing and, if such Advance shall be a Eurodollar Rate Advance, the Interest Period shall end on the date that the Interest Period of such Borrowing shall end. The Borrower shall notify the Paying Agent at any time the Borrower reduces the amount of the Obligation of the Borrower to make any payment otherwise required to be made by it hereunder or under any other Loan Document as a result of the exercise by the Borrower of its right set forth in this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Paying Agent as specified in subsection (b) or (c) of this Section 2.15.

               (b) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to any Facility Agent or Lender and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Paying Agent for the account of such Defaulting Lender, then the Paying Agent may, on its behalf or on behalf of such other Facility Agents or Lenders and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to



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the extent required to pay such Defaulted Amount. In the event that the Paying
Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Paying Agent shall constitute, as among the Lenders and the Paying Agent, for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Paying Agent shall be retained by the Paying Agent or distributed by the Paying Agent to such other Facility Agents or Lenders, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Paying Agent and such other Facility Agents or Lenders and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Paying Agent and the other Lenders, in the following order of priority:

               (x) first, to the Facility Agents for any Defaulted Amount then owing to the Facility Agents, ratably in accordance with such respective Defaulted Amounts then owing to the Facility Agents; and

               (y) second, to the Lenders for any Defaulted Amounts then owing to the Lenders, ratably in accordance with such respective Defaulted Amounts then owing to the Lenders.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Paying Agent pursuant to this subsection (b), shall be applied by the Paying Agent as specified in subsection (c) of this Section 2.15.

               (c) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, any Facility Agent or any Lender shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender shall pay such amount to the Paying Agent to be held by the Paying Agent, to the fullest extent permitted by applicable law, in escrow or the Paying Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Paying Agent in escrow under this subsection (c) shall be deposited by the Paying Agent in an account with Scotiabank, in the name and under the control of the Paying Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Scotiabank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Paying Agent in escrow under, and applied by the Paying Agent from time to time in accordance with the provisions of, this subsection (c). The



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Paying Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to any Facility Agent or Lender, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

               (x) first, to the Facility Agents for any amount then due and payable by such Defaulting Lender to the Facility Agents hereunder, ratably in accordance with such respective amounts then due and payable to the Facility Agents;

               (y) second, to the Lenders for any amount then due and payable by such Defaulting Lender to the Lenders hereunder, ratably in accordance with such respective amounts then due and payable to the Lenders; and

               (z) third, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that such Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Paying Agent in escrow at such time with respect to such Defaulting Lender shall be distributed by the Paying Agent to such Defaulting Lender and applied by such Defaulting Lender to the Obligations owing to such Lender at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

               (d) The rights and remedies against a Defaulting Lender under this Section 2.15 are in addition to other rights and remedies which the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and which any Facility Agent or any Lender may have against such Defaulting Lender with respect to any Defaulted Amount.

                                   ARTICLE III

                           CONDITIONS OF EFFECTIVENESS

               SECTION 3.01. Conditions Precedent to Initial Borrowing. The obligation of each Lender to make an initial Advance (including the Term Loan) is subject to the following conditions precedent having been satisfied or duly waived on the Original Closing Date:




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               (a) The Lenders shall be satisfied with the corporate and legal structure, capitalization and Debt of each Loan Party, including, without limitation, the terms and conditions of the charter, bylaws and each class of capital stock of each Loan Party and each agreement or instrument relating to such structure or capitalization.

               (b) The Lenders shall be satisfied that all Obligations (other than any Existing Letters of Credit which shall be treated as provided in Section 2.13(a)) of the Borrower under the Existing Credit Agreement, whether for principal, interest, fees, expenses or otherwise, have been or, concurrently with the making of the initial Borrowing, will be paid in full in cash and all Liens securing such Obligations released.

               (c) The Borrower shall have paid all accrued fees and expenses of the Facility Agents and the Lenders (including all invoiced fees and expenses of counsel to the Facility Agents and of trademark counsel and local counsel to the Lenders).

               (d) There shall have occurred no Material Adverse Change since March 31, 1996 except as described in the letter from the Borrower to the Existing Lenders, dated August 23, 1996.

               (e) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that would be reasonably likely to have a Material Adverse Effect.

               (f) The Documentation Agent shall have received on or before the day of the initial Borrowing the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Documentation Agent (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender:

                            (i) The Revolving Credit Notes to the order of the
                  Revolving Lenders and the Term Notes to the order of the Term Lenders.

                             (ii) A parent guaranty in substantially the form of
                   Exhibit D-1 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Parent Guaranty"), duly executed by Parent.

                             (iii) A subsidiary guaranty in substantially the
                   form of Exhibit D-2 (together with each other guaranty delivered pursuant to 5.01(o), in each case




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                   as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Subsidiary Guaranty"), duly executed by the Guarantors (other than Parent).

                      (iv) (A) A security agreement in substantially the form of
                   Exhibit E-1 (together with each other security agreement delivered pursuant to 5.01(o), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Security Agreement"), duly executed by each Loan Party, together with:

                             (1) certificates representing the Pledged Shares
                      referred to in the Security Agreement, accompanied by undated stock powers executed in blank, and instruments evidencing the Pledged Indebtedness referred to in the Security Agreement, duly endorsed in blank,

                             (2) duly executed proper financing statements to be
                      filed under the Uniform Commercial Code of all jurisdictions that the Collateral Agent may deem necessary or desirable in order to maintain the perfection and priority of the Liens existing under the Security Agreement, covering the Collateral described in the Security Agreement,

                             (3) evidence of the completion of all other
                      recordings and filings of or with respect to the Security Agreement that the Collateral Agent may reasonably deem necessary or desirable in order to perfect and protect the Liens created thereby,

                             (4) evidence of the insurance required to be
                      maintained by the terms of the Security Agreement,

                             (5) evidence that the Lockbox Letters referred to
                      in the Security Agreement, have been duly executed by each Lockbox Bank referred to in the Security Agreement,

                             (6) confirmation that such action that the
                      Collateral Agent may deem necessary or desirable in order to maintain the perfection and priority of the Liens on the capital stock held by any Loan Party in any of its Foreign Subsidiaries has been taken, and

                             (7) evidence that all other action that the
                      Collateral Agent may reasonably deem necessary or desirable in order to perfect and protect the


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               Liens created by the Security Agreement has been taken
               (including, without limitation, receipt of duly executed proper termination statements evidencing the release of all Liens securing the Obligations under the Existing Credit Agreement).

                      (B) A trademark, patent and copyright security agreement
               in substantially the form of Exhibit E-2 (together with each other trademark, patent and copyright security agreement delivered pursuant to Section 5.01(o), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Trademark, Patent and Copyright Security Agreement"), duly executed by each of the parties indicated on the signature pages thereof, together with evidence that all other action, if any, that the Collateral Agent may deem necessary or desirable in order to perfect and protect the Liens existing under the Trademark, Patent and Copyright Security Agreement has been taken (including, without limitation, receipt of duly executed proper releases evidencing the release of all Liens securing the Obligations under the Existing Credit Agreement).

                        (v) Certified copies of the resolutions of the Board of
               Directors of the Borrower and each other Loan Party approving this Agreement, the Notes and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes and each other Loan Document.

                       (vi) A copy of a certificate of the Secretary of State of
               the jurisdiction of incorporation of each Loan Party, dated reasonably near the Effective Date listing the charter of such Loan Party and each amendment thereto on file in his office and certifying that (A) such amendments are the only amendments to such Loan Party's charter on file in his office, (B) such Loan Party has paid all franchise taxes to the date of such certificate and (C) such Loan Party is duly incorporated and in good standing under the laws of such jurisdiction.

                      (vii) A certificate of the Borrower and each other Loan
               Party, signed on behalf of the Borrower and such other Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Effective Date (the statements made in which certificate shall be true on and as of the Effective Date), certifying as to (A) the absence of any amendments to the charter of the Borrower or such other


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               Loan Party since the date of the Secretary of State's certificate referred to in Section 3.01(f)(vi), (B) a true and correct copy of the by-laws of the Borrower and such other Loan Party as in effect on the date of the initial Borrowing, (C) the due incorporation and good standing of the Borrower and such other Loan Party as a corporation organized under the laws of the applicable jurisdiction, and the absence of any proceeding for the dissolution or liquidation of the Borrower or such other Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the Effective Date and (E) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default.

                      (viii) A certificate of the Secretary or an Assistant
               Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Agreement and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

                       (ix) Such financial, business and other information
               regarding each Loan Party and its Subsidiaries as the Lenders shall have requested, including, without limitation, a field examination report, information as to possible contingent liabilities, tax matters, environmental matters, obligations under ERISA and Welfare Plans, collective bargaining agreements and other arrangements with employees, pro forma financial statements and forecasts prepared by management of the Borrower, in form and substance satisfactory to the Lenders, of balance sheets, of operations and stockholders' equity (deficit) and statements of cash flow on a monthly basis for the first year following the day of the initial Borrowing and on an annual basis for each year thereafter until the Termination Date.

                        (x) Certificates, in substantially the form of Exhibit
               G, attesting to the Solvency, after giving effect to the transactions contemplated hereby, of each Loan Party, from the chief financial officer or treasurer of such Loan Party.

                       (xi) Certified copies of all Material Contracts.




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                      (xii) A favorable opinion of Skadden, Arps, Slate, Meagher
               & Flom, counsel for the Loan Parties, in substantially the form of Exhibit H-1 hereto and as to such other matters as any Lender through the Agents may reasonably request.

                      (xiii) A favorable opinion of Stanley Silverstein, Esq.,
               general counsel of each of the Loan Parties, in substantially the form of Exhibit H-2 hereto and as to such other matters as any Lender through the Agents may reasonably request.

                      (xiv) A favorable opinion of Amster, Rothstein &
               Ebenstein, intellectual property counsel to the Loan Parties, in substantially the form of Exhibit H-3 hereto and as to such other matters as any Lender through the Agents may reasonably request.

                       (xv) A favorable opinion of Weil, Gotshal & Manges LLP,
               counsel for the Agents, in form and substance satisfactory to the Agents.

                      (xvi) An Assignment of Life Insurance Policy, assigned by
               the Borrower to the Collateral Agent for the benefit of the Secured Parties.

               (g) The Lenders shall be satisfied with respect to the nature and amount of all hazards, costs or liabilities under Environmental Laws to which the Borrower or any of its Subsidiaries may be subject, and the plans of the Borrower and its Subsidiaries with respect thereto.

               SECTION 3.02. Conditions Precedent to Each Borrowing and Issuance. The obligation of each Lender to make an Advance (other than a Letter of Credit Advance and other than a Revolving Credit Advance made by a Lender pursuant to Section 2.02(b)) on the occasion of each Borrowing (including the initial Borrowing), and the right of the Borrower to request a Swing Line Borrowing or the issuance of Letters of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing or issuance (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or issuance such statements are true):

                (i) the representations and warranties contained in each Loan Document are correct on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date



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        other than any such representations or warranties that, by their terms, refer to a date other than the date of such Borrowing or issuance;

               (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default; and

              (iii) if the proceeds of such Advances are to be used to pay dividends or make loans to Parent for purposes of repurchasing common stock of Parent permitted hereunder, certificates in substantially the form of Exhibit G, attesting to the Solvency of Parent, the Borrower and each other Loan Party of the Borrower, from the chief financial officer or treasurer of the Borrower or such subsidiary, as applicable, have been delivered;

and (b) the Documentation Agent shall have received such other approvals, opinions or documents as any Appropriate Lender or the Fronting Bank through the Documentation Agent may reasonably request.

               SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent or the Documentation Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Effective Date specifying its objection thereto and such Lender shall not have made available to the Paying Agent such Lender's ratable portion of such Borrowing.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

               SECTION 4.01. Representations and Warranties of Parent and the Borrower. Each of Parent and the Borrower represents and warrants as follows:

               (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse



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        Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable and is owned by Parent free and clear of all Liens, except those created by the Collateral Documents and, prior to the Effective Date, those securing Obligations in respect of the Existing Credit Agreement.

               (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the Effective Date (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the Effective Date and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the Effective Date. All of the outstanding capital stock of all of such Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created by the Collateral Documents and, prior to the Effective Date, those securing Obligations in respect of the Existing Credit Agreement. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
        (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

               (c) The execution, delivery and performance by each Loan Party of this Agreement, the Notes and each other Loan Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) so long as the



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        conditions set forth in Section 3.01(b) shall be satisfied prior to or simultaneously with the making of the initial Advances hereunder, conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created by the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is or would be reasonably likely to have a Material Adverse Effect.

               (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes or any other Loan Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby and thereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by any Facility Agent or Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents.

               (e) This Agreement has been, and each of the Notes and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party which is a party thereto. This Agreement is, and each of the Notes and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party which is a party thereto, enforceable against such Loan Party in accordance with its terms except to the extent that enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally.

               (f) The Consolidated balance sheets of Parent and its Subsidiaries as at July 1, 1995, and the related Consolidated statements of operations, stockholders' equity (deficit) and cash flows of Parent and its Subsidiaries for



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        the fiscal year then ended, accompanied by an opinion of Ernst & Young, independent public accountants, and the Consolidated balance sheet of Parent and its Subsidiaries as at March 31, 1996, and the related Consolidated statements of operations, stockholders' equity (deficit) and cash flows of Parent and its Subsidiaries for the nine months then ended, duly certified by the chief financial officer of Parent, copies of which have been furnished to each Lender, present fairly, subject, in the case of said balance sheet as at March 31, 1996, and said statements of operations, stockholders' equity (deficit) and cash flows for the nine months then ended, to year-end audit adjustments and any adjustments reflecting the matters reflected in the letter from the Borrower to the Existing Lenders, dated August 23, 1996, the Consolidated financial position of Parent and its Subsidiaries as at such dates and the Consolidated results of the operations of Parent and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since March 31, 1996, there has been no Material Adverse Change except as described in the letter from the Borrower to the Existing Lenders, dated August 23, 1996.

               (g) The Consolidated forecasted balance sheets and statements of operations, stockholders' equity (deficit) and cash flows of Parent and its Subsidiaries delivered to the Lenders pursuant to Section 5.03(e) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance, provided, however, that such forecasts do not constitute a guaranty of future financial performance.

               (h) No written information, exhibit or report furnished by any Loan Party to any Facility Agent or Lender in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or, when taken together with all other such information, exhibits and reports so furnished, omitted to state a material fact necessary to make the statements made therein not misleading (after giving effect to any supplemental information that is furnished to such Facility Agent or Lender which updates, amends or modifies the information set forth therein).

               (i) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) purports to affect the legality,



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        validity or enforceability of this Agreement, any Note or any other Loan
        Document or the consummation of the transactions contemplated hereby or
        (ii) except as set forth on Schedule 4.01(i) (the "Disclosed Litigation"), is or would be reasonably likely to have a Material
        Adverse Effect. There has been no adverse change in the status, or financial effect on any Loan Party or any of their Subsidiaries, of the Disclosed Litigation from that described on Schedule 4.01(i) on the Effective Date or except as has been disclosed to the Facility Agents and the Lenders.

               (j) No proceeds of any Advance will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (other than (i) as permitted in Section 5.02(g) and (ii) to the extent applicable, in connection with an acquisition of a company, so long as (x) the board of directors of such company shall have approved such acquisition at the time such acquisition is first publicly announced, (y) if such company shall have been soliciting bids for its acquisition, the board of directors of such company shall not have determined either to accept no offer or to accept an offer other than the Borrower's offer or (z) if such company shall not have been soliciting bids for its acquisition or if the board of directors of such company shall have solicited bids for its acquisition but shall have initially determined either to accept no offer or to accept an offer other than a Borrower's offer, the existence, amount and availability for the acquisition of such company of the Commitments hereunder shall not have been disclosed, orally or in writing, to such company or its advisors, provided, that the public filing of this Agreement shall not be deemed to be disclosure of the Commitments hereunder to such company or its advisors, until after such time as the board of directors of such company shall have approved such acquisition by the Borrower and so long as, in any case, such acquisition is otherwise permitted hereunder).

               (k) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock except as otherwise permitted in Section 4.01(j) and other than to pay dividends or make a loan by or from the Borrower to Parent for the repurchase by Parent of common stock of Parent as permitted hereunder.

               (l) Following application of the proceeds of each Advance, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the


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        provisions of Section 5.02(a) or 5.02(e) will be Margin Stock.

               (m) Set forth on Schedule 4.01(m) hereto is a complete and accurate list of all Plans, Multiemployer Plans and Welfare Plans with respect to any employees of any Loan Party or any of its Subsidiaries.

               (n) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of any Loan Party or any of its ERISA Affiliates.

               (o) Schedule B (Actuarial Information) to the 1995 annual report (Form 5500 Series) for each Plan of any Loan Party or any of its ERISA Affiliates, copies of which have been filed with the Internal Revenue Service and furnished to the Lenders, is complete and accurate and fairly presents the funding status of such Plan as of the date of such report, and since the date of such Schedule B there has been no material adverse change in such funding status.

               (p) Neither any Loan Party nor any of its ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

               (q) Neither any Loan Party nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

               (r) As of the Effective Date, the aggregate annualized cost (including, without limitation, the cost of insurance premiums) with respect to post-retirement benefits under Welfare Plans for which the Loan Parties and their Subsidiaries are liable does not exceed $1,000,000.

               (s) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is or would be reasonably likely to have a Material Adverse Effect.

               (t) Except as described on Schedule 4.01(t), the operations and properties of each Loan Party and each of its Subsidiaries comply with all applicable Environmental Laws and all Environmental Permits have been obtained and are in effect for the operations and properties of each Loan Party


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        and its Subsidiaries and each Loan Party and its Subsidiaries are in compliance with all such Environmental Permits, except for such noncompliance or failure to have obtained Environmental Permits as would not be reasonably likely to have a Material Adverse Effect individually or in the aggregate. No circumstances exist that are or would be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law, that, in each case, could individually or in the aggregate have a Material Adverse Effect.

               (u) Except as described on Schedule 4.01(t), none of the properties of any Loan Party or any of its Subsidiaries is listed or, to the Borrower's knowledge, proposed for listing on the National Priorities List under CERCLA or any analogous state list of sites requiring investigation or cleanup or is adjacent to any such property, and no underground storage tanks, as such term is defined in 42 U.S.C. ss. 6991, are located on any property of any Loan Party or any of its Subsidiaries.

               (v) Except as described on Schedule 4.01(t), neither any Loan Party nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or any analogous state list, Hazardous Materials have not been generated, used, treated, handled, stored or disposed of on, or released or transported to or from, any property of any Loan Party or any of its Subsidiaries, except in material compliance with all applicable Environmental Laws and Environmental Permits, and all other wastes generated at any such properties have been disposed of in compliance with all Environmental Laws and Environmental Permits.

               (w) Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that is or would be reasonably likely to have a Material Adverse Effect.

               (x) The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the security interest created by the Collateral Documents, Permitted Liens, such other Liens as are described on Schedule 4.01(x) and, prior to the Effective Date, Liens securing Obligations in respect of the Existing Credit Agreement. The Collateral Documents and the pledge and assignment of the Collateral pursuant thereto create a valid and perfected first priority security interest in the



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        Collateral, securing the payment of the Obligations of the Loan Parties under the Loan Documents, and all filings and other actions necessary or desirable to maintain the perfection and priority of such security interest have been duly taken.

               (y) Each of Parent and each of its Subsidiaries has filed all income tax returns (federal, state, local and foreign) required to be filed by it, and all other material tax returns (federal, state, local and foreign), and has paid or caused to be paid all taxes shown thereon to be due for the periods covered thereby, including interest and penalties, or provided reserves for payment thereof to the extent required under GAAP, other than taxes being contested in good faith and by appropriate proceedings with respect to which adequate reserves in accordance with GAAP have been established and except where failure to so file or pay would not have a Material Adverse Effect.

               (z) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

               (aa) Each Loan Party is, individually and together with its Subsidiaries, Solvent.

               (bb) Set forth on Schedule 4.01(bb) hereto is a complete and accurate list, as of the Effective Date, of all real property owned by any Loan Party or any of its Subsidiaries, showing as of the Effective Date the street address, county or other relevant jurisdiction, state, record owner and book and estimated fair value thereof. Each such Loan Party or Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents and, prior to the Effective Date, those securing Obligations in respect of the Existing Credit Agreement.

               (cc) Set forth on Schedule 4.01(cc) hereto is a complete and accurate list, as of the Effective Date, of all leases of real property under which any Loan Party or any of its Subsidiaries is the lessee and, showing as of the Effective Date the street address, county or other relevant jurisdiction, state, lessor, lessee and expiration date



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        thereof. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

               (dd) Set forth on Schedule 4.01(dd) hereto is a complete and accurate list, as of the Effective Date, of all United States patents, trademarks, trade names, service marks and registered copyrights, and all applications therefor and licenses thereof, of each Loan Party or any of its Subsidiaries, showing as of the Effective Date the jurisdiction in which registered, the registration number, the date of registration and the expiration date.

                                    ARTICLE V

                      COVENANTS OF PARENT AND THE BORROWER

               SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, Parent and the Borrower will, unless the Required Lenders shall otherwise consent in writing:

               (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, except where the failure so to comply would not have a Material Adverse Effect.

               (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with generally accepted accounting principles from time to time in effect, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

               (c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental



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        Permits applicable to its operations and properties; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, to the extent required by applicable Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

               (d) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates, and naming the Collateral Agent as loss payee or additional insured, as appropriate; and maintain key person life insurance on Linda J. Wachner in an amount not less than $10,000,000, for the period from the Effective Date until the Termination Date, with insurance carriers and pursuant to insurance policies reasonably satisfactory to the Collateral Agent, which policies shall at all times be subject to an Assignment of Life Insurance Policy to the Collateral Agent for the benefit of the Secured Parties.

               (e) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises, provided, however, that the Borrower and its Subsidiaries may consummate any merger, liquidation or consolidation permitted under Section 5.02(d) or 8.13.

               (f) Visitation Rights. At any reasonable time and from time to time, permit the Facility Agents or any of the Lenders or any agents or representatives thereof, upon reasonable notice to the Borrower, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants; and at least once during each Fiscal Year, permit the Collateral Agent, at the Borrower's expense, to conduct a field examination of all Inventory and Accounts, and of the



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        Borrower's books and records, accounting and inventory systems and related matters. Upon the occurrence and during the continuance of a Default, the Facility Agents shall have such rights at any time and without any requirement of prior notice.

               (g) Preparation of Environmental Reports. During the continuance of a Default or upon the reasonable belief of the Collateral Agent that a potential material environmental risk may exist with respect to any properties of the Borrower or any of its Subsidiaries, at the request of the Collateral Agent from time to time, provide to the Lenders within 60 days after such request, at the expense of the Borrower, (i) in the event of a Default, an environmental site assessment report for all of its and its Subsidiaries' properties or (ii) in the event of a potential material environmental risk, a report on the risk described in such request, prepared by an environmental consulting firm acceptable to the Agents, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; provided that if such report is not provided within the time referred to above, the Collateral Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary which owns any property described in such request to grant at the time of such request, to the Agents, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

               (h) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

               (i) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

               (j) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Agents of any default by




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        any party with respect to such leases and cooperate with the Agents in all respects to cure any such default, and cause each of its Subsidiaries to do so, in each case except where failure to do so would not be reasonably likely to have a Material Adverse Effect.

               (k) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, (i) other than with respect to transactions among Parent and its Subsidiaries, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to Parent, the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate and (ii) with respect to transactions among Parent and its Domestic Subsidiaries, on the one hand, and the Foreign Subsidiaries, on the other hand, all transactions otherwise permitted under the Loan Documents on terms that are no less favorable to Parent and its Domestic Subsidiaries than they would obtain in a comparable arm's-length transaction with a Person not an Affiliate, provided, however, that Parent and its Subsidiaries shall not engage in any such transaction that would render Parent or any such Subsidiary insolvent or cause a default under, or a breach of, any material contract to which Parent or such Subsidiary is a party.

               (l) Performance of Material Contracts. Perform and observe in all material respects the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect (except to the extent such Material Contract lapses or expires by its terms), enforce each such Material Contract in all material respects in accordance with its terms, take all such action to such end as may be from time to time requested by the Agents and, upon the request of the Agents, make to each other party to each such Material Contract such demands and requests for information and reports or for action as Parent or the Borrower is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so.

               (m) Cash Concentration Accounts. Maintain main cash concentration accounts with Citibank, N.A. ("Citibank") and Lockbox Accounts into which proceeds of Collateral are paid in accordance with the terms of the Security Agreement with Citibank, N.A. ("Citibank") or one or more substitute or additional banks (including, without limitation, Union Bank of California, N.A.) acceptable to the Agents that have accepted the assignment of such accounts, including such Citibank accounts, to the Collateral Agent pursuant to the Security Agreement.



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               (n) Implied Debt Rating. From and after the date on which it shall have obtained an Implied Debt Rating, no less frequently than once during every Fiscal Year, obtain from S&P (or, if unavailable, from Moody's) an update of the Implied Debt Rating and deliver a letter to the Agents from S&P (or Moody's, as the case may be) advising the Agents of the current Implied Debt Rating.

               (o) Covenant to Guarantee Obligations and to Give Security. (i) At such time as any new direct or indirect Domestic Subsidiary is formed or acquired, cause such new Subsidiary to (A) within 10 days thereafter or such later time as the Borrower and the Collateral Agent shall agree (but in any event no later than 30 additional days thereafter), duly execute and deliver to the Collateral Agent guarantees, in substantially the form of Exhibit D-2 and otherwise in form and substance reasonably satisfactory to the Collateral Agent, guaranteeing the Borrower's Obligations under the Loan Documents and (B) within 30 days thereafter or such later time as the Borrower and the Collateral Agent shall agree (but in any event no later than 30 additional days thereafter), deliver to the Collateral Agent a signed copy of a favorable opinion, addressed to the Collateral Agent, of counsel for the Loan Parties acceptable to the Collateral Agent as to the documents contained in clause (A) above, as to such guarantees being legal, valid and binding obligations of such Subsidiaries enforceable in accordance with their terms and as to such other matters as the Collateral Agent may reasonably request.

               (ii) Prior to the Collateral Release Date, and at the expense of the Borrower, at such time as any new direct or indirect Subsidiary is formed or acquired (A) within 10 days thereafter or such later time as the Borrower and the Collateral Agent shall agree (but in any event no later than 30 additional days thereafter), furnish, or cause such new Subsidiary to furnish, as the case may be, to the Collateral Agent a description of the real and personal properties of such new Subsidiary in detail satisfactory to the Collateral Agent, (B) within 30 days thereafter or at such later time as the Borrower and the Collateral Agent shall agree (but in any event no later than 30 additional days thereafter), duly execute and deliver or cause such new Subsidiary or the Person acquiring such assets to duly execute and deliver, as the case may be, to the Collateral Agent pledges, assignments and other security agreements, in substantially the form of Exhibits E-1 and E-2 or otherwise in form and substance reasonably satisfactory to the Collateral Agent, securing payment of all the Obligations of the Loan Parties under the Loan Documents and constituting Liens on all such properties, (C) within 45 days thereafter or at such later time as the Borrower and the Collateral Agent shall agree (but in any event no later than 30 additional days




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        thereafter), take, or cause such new Subsidiary to take, as the case may be, whatever action (including, without limitation, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the security agreements delivered pursuant to this
        Section 5.01(o), enforceable against all third parties in accordance with their terms, (D) within 60 days thereafter or at such later time as the Borrower and the Collateral Agent shall agree (but in any event no later than 30 additional days thereafter), deliver, or cause such new Subsidiary to deliver, as the case may be, to the Collateral Agent a signed copy of a favorable opinion, addressed to the Collateral Agent, of counsel for the Loan Parties acceptable to the Collateral Agent as to the matters contained in clauses (B) and (C) above, as to such security agreements being legal, valid and binding obligations of the Borrower and its Subsidiaries enforceable in accordance with their terms and as to such other matters as the Collateral Agent may reasonably request and
        (E) at any time and from time to time, promptly execute and deliver, or cause such new Subsidiary to execute and deliver, as the case may be, any and all further instruments and documents and take all such other action as the Collateral Agent may deem desirable in obtaining the full benefits of, or in preserving the Liens of, such security agreements, subject, however, to the provisions of clause (iii) below; provided, however, that no Foreign Subsidiary of Parent shall be required to comply with this Section 5.01(o); provided further that neither Parent nor any of its Subsidiaries shall be required to pledge to the Collateral Agent for the benefit of the Secured Parties more than 66-2/3% of the shares of capital stock held by it in any of its Foreign Subsidiaries.

               (iii) Prior to the Collateral Release Date, with respect to the shares of capital stock of any Foreign Subsidiary that have been pledged to the Collateral Agent for the benefit of the Secured Parties, within 60 days after such shares are pledged to the Collateral Agent (or such later time as the Borrower and the Collateral Agent shall agree), take, and cause each of its Subsidiaries to take, such action as may be necessary (in addition to delivery to the Collateral Agent of the certificates, if any, representing such shares) under the laws of the jurisdiction under which such Foreign Subsidiary is organized to perfect and protect the security interest granted to the Collateral Agent in such shares, provided, however, that if such action would require undue expense, such action shall only be required to be taken at such time as the Investment by


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        Parent, the Borrower and any of their respective Subsidiaries in such
        Foreign Subsidiary equals or exceeds $1,000,000.

               (iv) Upon the request of the Collateral Agent, prior to the Collateral Release Date, and at the expense of the Borrower, (A) within 30 days after such request, duly execute and deliver or cause its Subsidiaries to duly execute and deliver to the Collateral Agent mortgages on real property owned by the Parent or its Subsidiaries having a book value of $1,000,000 or more, as specified by and in form and substance satisfactory to the Collateral Agent, securing payment of all the Obligations of the Loan Parties under the Loan Documents and constituting Liens on all such properties, (B) within 45 days after such request, take, or cause its Subsidiaries to take, whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the mortgages delivered pursuant to this Section 5.01(o), enforceable against all third parties in accordance with their terms, (C) within 60 days after such request, deliver to the Collateral Agent a signed copy of a favorable opinion, addressed to the Collateral Agent, of counsel for the Loan Parties acceptable to the Collateral Agent as to the matters contained in clauses (A) and (B) above, as to such mortgages being legal, valid and binding obligations of Parent and its Subsidiaries enforceable in accordance with their terms and as to such other matters as the Collateral Agent may reasonably request, (D) as promptly as practicable after such request, deliver to the Collateral Agent American Land Title Association surveys in form and substance, and by a land surveyor, acceptable to the Collateral Agent and American Land Title Association lender's extended title insurance policies, in form and substance, with endorsements and in amount, and issued by insurers, acceptable to the Collateral Agent, as to each parcel of real property subject to such request and (E) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Collateral Agent may deem desirable in obtaining the full benefits of, or in preserving the Liens of, such mortgages.

               (p) Local Counsel Opinions. Within 30 days after the Effective Date, the Borrower shall deliver to the Agents an opinion of Nevada counsel confirming the perfection of the Liens on the Collateral located in Nevada. The Borrower further agrees that within 30 days after the date on which the value of Inventory located in any state other than New



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        York, California or Nevada equals $5,000,000 or more, the Borrower shall deliver a similar opinion with respect to such state.

               SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, neither Parent nor the Borrower will, at any time, without the written consent of the Required Lenders or, if required under Section 8.01, of all of the Lenders (other than any Lender which is, at such time, a Defaulting Lender):

               (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names Parent or any of its Subsidiaries as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the following:

                        (i) Liens created by the Loan Documents;

                       (ii) Permitted Liens;

                      (iii) existing Liens set forth in Schedule 4.01(x) hereof
               and any renewals, extensions or replacements thereof, but not any increase in the amount of Debt secured thereby and not any extension thereof to other property;

                       (iv) purchase money mortgages or other purchase money
               Liens (including, without limitation, Capitalized Leases) in favor of non-Affiliates of Parent and its Subsidiaries upon any fixed or capital assets hereafter acquired by the Borrower or any other Loan Party constituting real property interests or related machinery and equipment, or purchase money mortgages (including, without limitation, Capitalized Leases) on any such assets hereafter acquired or existing at the time of acquisition of such assets by the Borrower or any such other Loan Party, whether or not assumed, so long as (A) any such Lien does not extend to or cover any other asset of Parent or any of its Subsidiaries, (B) such Lien secures the obligation to pay the purchase price of such asset (or the obligation under




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               such Capitalized Leases), interest thereon and other customary incidental obligations relating thereto only and (C) the principal amount outstanding from time to time (or in the case of Capitalized Leases, notional principal amount) of the aggregate Debt secured by all such purchase money Liens (and Capitalized Leases) shall not exceed the amounts specified in Section 5.02(b)(iii);

                        (v) Liens in favor of non-Affiliates of Parent covering
               the assets of Foreign Subsidiaries (other than Canadian Subsidiaries) solely to secure Permitted Foreign Debt Issuances;

                       (vi) Liens securing Obligations of the Borrower under the
               Trade L/C Facility; provided, however, such Liens shall cover only the goods and documents for which a trade letter of credit has been issued under the Trade L/C Facility, and shall not extend to cover any other assets of any Loan Party or any of its Subsidiaries; and

                      (vii) Liens on property of a Person existing at the time
               such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower; provided, that such Liens were not created in contemplation of such merger, consolidation or investment and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary.

               (b) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

                        (i) Debt under the Loan Documents;

                       (ii) unsecured Current Liabilities incurred in the
               ordinary course of business other than unsecured Current Liabilities for Indebtedness for Borrowed Money or which are evidenced by bonds, debentures, notes or other similar instruments;

                      (iii) Debt secured by Liens permitted by (A) Section
               5.02(a)(ii), the outstanding principal amount of which shall not exceed $10,000,000 outstanding at any time and (B) Section 5.02(a)(iv), the outstanding principal amount of which Debt shall not exceed at any time (i) $25,000,000 from the Effective Date until September 30, 1997, (ii) $30,000,000 from September 30, 1997 until September 30, 1998, (iii) $35,000,000 from



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               September 30, 1998 until September 30, 1999, (iv) $40,000,000 from September 30, 1999 until September 30, 2000 and (v) $45,000,000 from September 30, 2000 until the Termination Date;

                        (iv) Debt to the extent expressly permitted by Section
               5.02(c) hereof;

                        (v) Debt of the Borrower in respect of (A) interest rate
               Hedge Agreements in an aggregate notional amount not to exceed $150,000,000 at any time outstanding provided that the maximum term of such Hedge Agreements shall not exceed five years and that the aggregate notional amount of Debt in respect of such interest rate Hedge Agreements does not exceed the aggregate amount of Debt under the Loan Documents at the time the Borrower enters into such interest rate Hedge Agreement and (B) foreign exchange Hedge Agreements in an aggregate notional amount not to exceed $50,000,000 at any time outstanding;

                       (vi) Debt of (A) the Borrower owed to any Guarantor to
               the extent permitted by Section 5.02(f)(i), (ii), (iii) and (iv), provided that such Debt owed shall have been pledged to the Lenders pursuant to the Security Agreement, and (B) Parent, any other Guarantor or Foreign Subsidiary owing to the Borrower or any other Guarantor to the extent permitted by Section 5.02(f)(i), (ii), (iii) and (iv), provided that such Debt of any Guarantor shall have been pledged to the Lenders pursuant to the Security Agreement;

                      (vii) Debt of Foreign Subsidiaries in respect of Permitted
               Foreign Debt Issuances; provided, however, that the aggregate outstanding principal amount of all such Debt owed by all Foreign Subsidiaries to non-Affiliates of Parent after giving effect to such issuance shall not exceed at any time (i) $25,000,000 from the Effective Date until September 30, 1997, (ii) $30,000,000 from September 30, 1997 until September 30, 1998, (iii) $35,000,000 from September 30, 1998 until September 30, 1999,
               (iv) $40,000,000 from September 30, 1999 until September 30, 2000 and (v) $45,000,000 from September 30, 2000 until the Termination Date (or, at the time of issuance of such Debt, the foreign currency equivalent thereof for any such issuance in a foreign currency (net of any foreign currency hedge coverage available to the Borrower or such Foreign Subsidiary and which can be netted in accordance with GAAP) at such time);



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                      (viii) Debt of the Borrower under any revolving credit or
               similar facility that constitutes ASCO Debt; provided, however, that the aggregate principal amount of all such Debt shall not exceed $50,000,000 at any time outstanding; provided further, however, that the aggregate principal amount of such Debt, together with the aggregate amount of Debt of the Borrower pursuant to Section 5.02(b)(xiv) shall not exceed at any time outstanding (i) from the Effective Date until September 30, 1997, $70,000,000 and (ii) thereafter, $80,000,000;

                       (ix) unsecured Debt of the Borrower or any Domestic
               Subsidiary incurred in the ordinary course of business for the deferred purchase price of property or services, maturing within one year from the date created; provided, however, that the aggregate amount of all such Debt under this clause (ix) shall not exceed $10,000,000 at any one time outstanding for the Borrower and such Domestic Subsidiaries;

                         (x) Debt of any Canadian Subsidiary owing to the
               Borrower in an aggregate principal amount outstanding at any time not to exceed $10,000,000;

                         (xi) indorsements of negotiable instruments for deposit
               or collection or similar transactions in the ordinary course of business;

                      (xii) existing Debt listed on Schedule 5.02(b) hereto and
               any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any such existing Debt, provided that the terms of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents and provided further that the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing;

                      (xiii) Debt (except for Guarantee Obligations) of the
               Parent in an amount not to exceed $100,000,000; provided, however, that (A) the Net Cash Proceeds thereof are used promptly to prepay the Facilities in accordance with Section 2.05(b)(i) hereof and (B) such Debt shall be unsecured and subordinated to the repayment in full of the Facilities, shall not have a maturity date nor any scheduled amortization of principal earlier than September 31, 2001 and shall be under terms reasonably acceptable to the Required Lenders;



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                      (xiv) Debt of the Borrower (A) under the Trade L/C
               Facility in an aggregate principal amount not to exceed at any time outstanding (i) from the Effective Date until September 30, 1997, $20,000,000 and (ii) thereafter, $25,000,000 and (B) under the Trade Refinancing Facility in an aggregate amount not to exceed (i) from the Effective Date until September 30, 1997, $20,000,000 and (ii) thereafter, $25,000,000; provided, however, that the aggregate principal amount of such Debt, together with the aggregate amount of Debt of the Borrower pursuant to Section 5.02(b)(viii) shall not exceed at any time outstanding (i) from the Effective Date until September 30, 1997, $70,000,000 and (ii) thereafter, $80,000,000; provided further, that the Trade Credit Intercreditor Agreement shall have been duly executed and delivered by the Trade Refinancing Lenders or their authorized representatives and by the Collateral Agent with the consent of the Required Lenders prior to the creation, assumption or incurrence of such Debt;

                         (xv) Guarantee Obligations of the Borrower or Parent in
               an aggregate amount not to exceed $25,000,000 at any time outstanding; and

                      (xvi) Debt of any Person that becomes a Subsidiary of the
               Borrower after the date hereof in accordance with the terms of
               Section 5.02(f) that is existing at the time such Person becomes a Subsidiary of the Borrower; provided that the aggregate amount of such Debt shall not exceed that amount permitted under Section 5.02(f)(ii).

               (c) Lease Obligations. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lease Obligations, other than pursuant to (i) leases existing on the date hereof and any extensions, renewals or replacements thereof or (ii) leases (including all leases described in clause (i) above) that do not in the aggregate require the Borrower and its Subsidiaries to make payments in any Fiscal Year in excess of the amounts set forth below:

        Fiscal Year                                       Annual Payments
        -----------                                       ---------------
        1997                                                $35,000,000

        1998                                                $40,000,000

        1999                                                $45,000,000

        2000

           and thereafter                                   $45,000,000

               (d) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that (i) any Domestic Subsidiary of the Borrower may merge into or consolidate with any other Domestic Subsidiary of the Borrower; provided that, in the case of any such consolidation, the Person formed by such consolidation shall be a wholly owned Domestic Subsidiary of the Borrower, (ii) any Foreign Subsidiary (other than a Canadian Subsidiary) of the Borrower may merge into or consolidate with any other Foreign Subsidiary (other than a Canadian Subsidiary) of the Borrower; provided that, in the case of any such consolidation, the Person formed by such consolidation shall be a wholly owned Foreign Subsidiary of the Borrower, (iii) any of the Borrowers' Domestic Subsidiaries may merge into the Borrower; provided, however, that in each case, immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default and, in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation and (iv) after the Collateral Release Date, and subject to the provisions of
        Section 8.13, Parent may consolidate with or merge into the Borrower or the Borrower may consolidate with or merge into Parent.

               (e) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                       (i) sales of Inventory in the ordinary course of its
               business;

                       (ii) sales of assets and properties of the Borrower and
               its Subsidiaries no longer used or useful in the proper conduct of their respective businesses having a value, together with the value of all other such property of the Borrower and its Subsidiaries so


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




               sold in the same Fiscal Year, of not greater than $1,000,000;

                      (iii) sales of other assets, the higher of book value and
               fair market value of which at the time of such sale does not in the aggregate exceed the lesser of (A) 10% of the aggregate amount of the book value of assets of the Borrower and its Subsidiaries at any time of determination and (B) $50,000,000 (less, in each case, the trade-in value of all such other assets traded in for replacement assets during such Fiscal Year and less the amount of the proceeds from such other dispositions that are expected to be and are used within ninety (90) days to acquire replacement assets);

                       (iv) sales at not less than fair market value of the
               assets identified on Schedule 5.02(e), such amount not to exceed $2,000,000 (such assets being the "Checotah Assets");

                       (v) the sale or other disposition of assets to Parent
               or any of its Subsidiaries to the extent permitted by Sections 5.01(k) and 5.02(f);

                       (vi) the sale or discount of accounts (A) owing by
               Persons incorporated, residing or having their principal place of business in the United States in an aggregate amount not exceeding $5,000,000 in face amount per calendar year or (B) that are past due by more than 90 days in an aggregate amount not exceeding $5,000,000 in face amount per calendar year, provided that the sale or discount of such accounts shall be in the ordinary course of the Borrower's business and consistent with prudent business practices; provided further, that the Borrower may make a one time sale of accounts in an aggregate amount not to exceed $15,000,000 during the period from the Effective Date to the Termination Date, provided that such sale shall be consistent with prudent business practices;

                      (vii) (A) the licensing by the Borrower of trademarks and
               trade names with respect to those lines of business in which the Borrower is engaged as of the date hereof for consideration consisting of an upfront payment with respect thereto and (B) all other licensing by the Borrower of trademarks and trade names, provided in each case, that such licensing shall take place on an arm's-length basis, consistent with the provisions of the Trademark, Patent and Copyright Security Agreement;



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




                      (viii) the sale or other disposition of assets for fair
               value to entities in the business of arranging barter transactions for consideration consisting of trade credits for goods and services to be used by the Borrower and its Subsidiaries in the ordinary course of business; and

                       (ix) the sale at not less than fair market value of the
               assets comprising the Borrower's skiwear and outlet divisions.

                        (f) Investments. Make or hold, or permit any of its
               Subsidiaries to make or hold, any Investment with respect to any Person other than:

                       (i) Investments by the Borrower and the Guarantors in any
               Person that (prior to such Investment) is the Borrower or a Guarantor; provided, however, that:

                             (A) each such Investment which shall be made other
                      than in the form of equity shall be evidenced by a promissory note that constitutes part of the Collateral,

                             (B) such Investments shall not be made after the
                      continuance of a Default or if a Default would result therefrom,

                             (C) the aggregate amount of loans and advances made
                      to Parent, other than those made pursuant to clause (D) below, together with the aggregate amount of dividends paid to Parent pursuant to Section 5.02(g)(iii), shall not exceed those amounts set forth in Section 5.02(g)(iii) and shall be for those purposes set forth in Section 5.02(g)(iii), and

                             (D) the aggregate amount of loans and advances made
                      to Parent, other than those made pursuant to clause (C) above, shall be made only to the extent that the proceeds of such loans and advances are applied to the making of Investments permitted pursuant to Section 5.02(f)(ii).

                       (ii) Investments by Parent and its Subsidiaries in Parent
               and its Subsidiaries outstanding on the date hereof and additional Investments, together with Debt permitted under
               Section 5.02(b)(xvi), in an aggregate amount invested from the date hereof not to exceed the sum of (x) $50,000,000 and (y) $10,000,000 less the amount of dividends and loans paid to Parent for the repurchase of its common stock as permitted hereunder;


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




               provided that the amount of any one such additional Investment (together with any Guarantee Obligations of the Borrower or Parent in connection therewith) shall not exceed $25,000,000; provided, however, that:

                             (A) in the case of any such Investment by a Person
                      in another Person, each such additional Investment shall be made by means of a loan or advance (and, if such additional Investment shall be in a Domestic Subsidiary, shall be evidenced by a promissory note that constitutes a part of the Collateral) or in equity up to an aggregate amount of all such additional equity Investments equal to $10,000,000 (it being understood that for purposes of this clause (A), an Investment shall not include the purchase or acquisition of any capital stock, warrants, rights, options, obligations, other securities or the assets comprising a substantial part or all of a business),

                             (B) immediately before and after giving effect
                      thereto, Parent and the Borrower shall be in pro forma compliance, based on historical financial statements, with the covenants contained in the Loan Documents (including, without limitation, Section 5.04 (other than Section 5.04(e) to the extent (1) Capital Expenditures were made by the Person in whom the Investment permitted hereunder was made at a time when such Person was not a Subsidiary of Parent and (2) such Capital Expenditures were not otherwise made in connection with such Investment)), taking into account such adjustments as may reasonably be required to reflect expenses not reasonably expected to be incurred after such Investment is made,

                             (C) such additional Investments shall not be made
                      during the continuance of a Default or if a Default would result therefrom,

                             (D) such additional Investments shall be in
                      activewear apparel manufacturing or wholesaling or activewear apparel accessories manufacturing or wholesaling businesses (or in related retail businesses on a basis consistent with past practices),

                             (E) in the case of any such Investment by a Person
                      in a Foreign Subsidiary or by any Person in a joint venture, each such additional Investment, together with any Guarantee Obligations of the Borrower or Parent in connection therewith, shall


                                       89





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




                      not exceed the sum of (i) $25,000,000 and (ii) $10,000,000 less the amount of dividends and loans paid to Parent for the repurchase of its common stock as permitted hereunder,

                             (F) the amount of Capital Expenditures permitted in
                      Section 5.04(e) plus the aggregate amount of such additional Investments shall not exceed $50,000,000 in any Fiscal Year of the Borrower;

                      (iii) Investments made with common stock of Parent or from the Net Cash Proceeds of any Capital Issuance of common stock of Parent in activewear apparel manufacturing or wholesaling or activewear apparel accessories manufacturing or wholesaling businesses (or in related retail businesses on a basis consistent with past practices), provided, however, that:

                             (A) immediately before and after giving effect
                      thereto, no Default shall have occurred and be continuing or would result therefrom,

                             (B) immediately before and after giving effect
                      thereto, Parent and the Borrower shall be in pro forma compliance, based on historical financial statements, with the covenants contained in the Loan Documents (including, without limitation, Section 5.04 (other than Section 5.04(e) to the extent (1) Capital Expenditures were made by the Person in whom the Investment permitted hereunder was made at a time when such Person was not a Subsidiary of Parent and (2) such Capital Expenditures were not otherwise made in connection with such Investment)), taking into account such adjustments as may reasonably be required to reflect expenses not reasonably expected to be incurred after such Investment is made, and

                             (C) the business acquired shall be acquired
                      directly by Parent or one of its existing Subsidiaries or shall become a new Subsidiary of Parent,

                       (iv) Investments by Parent and its Subsidiaries in their
               Subsidiaries consisting of the Net Cash Proceeds of any Capital Issuance of common stock by Parent solely to the extent necessary to effectuate the Investments permitted by clause (iii) above;



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                        (v) endorsement of negotiable instruments for deposit or
               collection in the ordinary course of business;

                       (vi) Investments in Cash Equivalents;

                      (vii) Investments representing stock or obligations issued to Parent or any of its Subsidiaries in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of Parent or such Subsidiary;

                      (viii)  the Guaranties;

                        (ix) Investments represented by the Cash Collateral
               Account, the L/C Cash Collateral Account and the other bank accounts permitted hereunder;

                        (x) loans or advances, not to exceed $2,000,000 in the
               aggregate at any one time outstanding, to (A) employees of the Borrower and its Subsidiaries as travel advances, short-term loans or relocation expenses, and (B) to employees and independent sales representatives as commission advances;

                      (xi) Investments representing the Debt of any Person owing as a result of the sale by Parent or any of its Subsidiaries in the ordinary course of business of its products or services (on customary trade terms); and

                      (xii) Investments evidenced by promissory notes
               representing the unpaid purchase price of assets and property of the Borrower and its Subsidiaries permitted to be sold (and so sold) under Section 5.02(e); and provided, however, that for each such sale, the original principal amount of the promissory note or notes representing the unpaid purchase price for such sale shall not exceed fifteen percent (15%) of the total purchase price therefor, with the remaining purchase price therefor to be paid in cash.

               (g) Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any capital stock of any Loan Party or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to the stockholders of any Loan Party as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to stockholders of any Loan Party as such or issue or sell any capital stock or any warrants, rights or options to acquire capital stock of any



                                       91





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




       Loan Party, or permit any of its Subsidiaries to do so, except that:

                       (i) any Subsidiary of the Borrower may declare or pay
               cash dividends to the Borrower or to any other wholly owned Subsidiary of the Borrower which is its stockholder;

                       (ii) so long as no Default shall have occurred and be
               continuing, or would result therefrom, Parent may (A) declare and make any dividend payment or other distribution payable in its common stock (including, without limitation, a stock split); (B) at any time after (I) the Effective Date, declare and make in any Fiscal Quarter any dividend payment or other distribution in cash on its common stock or retire common stock in an aggregate amount for all dividends, other distributions and retirements for such Fiscal Quarter, together with all dividends, other distributions and retirements made in the immediately preceding three Fiscal Quarters, not to exceed 15% of the cumulative Consolidated net income of Parent and its Subsidiaries during the four Fiscal Quarters immediately preceding the Fiscal Quarter in which such dividend payment or other distribution is made or (II) the date on which the Implied Debt Rating shall be BBB-, declare and make in any Fiscal Quarter any dividend payment or other distribution payable in cash on its common stock or retire common stock in an aggregate amount for all dividends, other distributions and retirements for such Fiscal Quarter, together with all dividends, other distributions and retirements made in the immediately preceding three Fiscal Quarters, not to exceed 25% of the cumulative Consolidated net income of Parent and its Subsidiaries during the period beginning with the Fiscal Quarter ended immediately prior to the date that is one year prior to such date on which the Implied Debt Rating shall be BBB- and ending with the Fiscal Quarter immediately preceding the Fiscal Quarter in which such dividend payment or other distribution is made; (C) repurchase shares of its common stock and make cash payments under the Stock Repurchase Program in an aggregate amount not to exceed $20,000,000, which amount shall be increased to $30,000,000 after and subject to its achieving Consolidated EBITDA of Parent and its Subsidiaries of at least $60,000,000 for any period of four (4) consecutive Fiscal Quarters and a ratio of Total Debt to Consolidated EBITDA of

               Parent and its Subsidiaries for such period of not greater than 2.75:1.00, in each case plus the amount of cash payments made by Citibank, N.A. to Parent under the Stock Repurchase Program; (D) repurchase shares of its common stock held by employees of the Borrower and its Subsidiaries, provided that upon reissuance for cash of any shares so repurchased to any employee of the Borrower, the cash proceeds of such issuance shall immediately be contributed by Parent to the common equity of the Borrower, and provided further that the aggregate amount so used for the repurchase of shares (X) from any one employee of the Borrower or any of its Subsidiaries shall not exceed $100,000 and (Y) from all employees shall not exceed $200,000 (less any amounts contributed by Parent to the Borrower in respect of shares previously repurchased by Parent); (E) issue common stock for cash; (F) issue stock to effect acquisitions permitted by and subject to Section 5.02(f)(iii); and (G) pay dividends during fiscal 1997 in an amount not to exceed the lesser of $.05 per share of its common stock outstanding and $1,200,000; and

                      (iii) so long as no Default shall have occurred and be
               continuing, or would result therefrom, the Borrower may (A) declare and pay dividends to Parent (I) to be used by Parent solely to pay (x) reasonable and customary directors' fees of Parent, (y) operating and administrative expenses of Parent incurred in the ordinary course of business and (z) taxes required to be paid by Parent and (II) to be used by Parent to repurchase its common stock and to make payments under the Stock Repurchase Program, in amounts not to exceed the amounts permitted to be paid by Parent under Section 5.02(g)(ii)(C); provided, however, that as at the date any such dividend is paid, Parent and the Borrower shall each deliver to the Lenders a certificate dated as of such date, of the type required by
               Section 3.01(f)(x), and (B) in addition to the dividends permitted by clause (A) above, declare and pay dividends to Parent solely to the extent necessary to pay dividends permitted to be paid by Parent under clause (ii)(B) or (G) above or to purchase shares of stock of Parent permitted to be purchased by Parent under clause (ii)(D) above; provided, however, that the aggregate amount of dividends declared and paid pursuant to this clause (iii) together with any loans or advances made to Parent by the Borrower or any of the Guarantors pursuant to Section 5.02(f)(i)(C) shall be for the purposes set forth in this clause
               (iii) and



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        shall not exceed the amount set forth in this clause (iii).

               (h) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any change in the nature of its business as carried on at the date hereof.

               (i) Charter Amendments. Amend, or permit any of its Subsidiaries to amend, its certificate of incorporation or by-laws in a manner adverse to the Facility Agents and the Lenders except that Parent or any of its Subsidiaries may change its name, provided that, in the case of Parent or the Borrower, the Agent shall have received 30 days' prior notice from the Borrower and, in the case of any Domestic Subsidiary (other than the Borrower), the Agents shall have received 10 days' prior notice from the Borrower, provided further that, on or prior to the effectiveness of any such change, Parent and its Subsidiaries shall execute all documentation reasonably requested by the Collateral Agent or otherwise required under the Loan Documents in order (A) so long as the Collateral Release Date shall not have occurred, to protect the Liens created under the Collateral Documents and (B) to protect the other interests of the Agents and the Lenders under the Loan Documents.

               (j) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies (except as required or permitted by the Financial Accounting Standards Board or generally accepted accounting principles), reporting practices or Fiscal Year.

               (k) Negative Pledge. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Facility Agents and the Lenders or (ii) in connection with any Debt listed on
        Schedule 5.02(b), any Debt under Capitalized Leases permitted under
        Section 5.02(b)(iii), any Debt outstanding on the date such Subsidiary first becomes a Subsidiary and any Permitted Foreign Debt Issuance by a Foreign Subsidiary other than a Canadian Subsidiary.

               (l) Partnerships. Become a general partner in any general or limited partnership, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership.

               (m) Amendment, Etc. of Material Contracts. Cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof or, where a Material Adverse Change would result, amend or otherwise modify any Material Contract or give any consent, waiver or approval



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




        thereunder, waive any default under or any breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract that would impair the value of the interest or rights of the Borrower thereunder or that would impair the rights or interests of any Facility Agent or any Lender, or permit any of its Subsidiaries to do any of the foregoing.

               (n) Margin Stock. Permit at any time the value (as determined in accordance with Regulation U) of the Margin Stock owned by any Loan Party or any Loan Party and its Subsidiaries, as the case may be, to exceed 25% of the value (as determined in accordance with Section 221.2(g)(2) of Regulation U) of the assets of such Loan Party, or such Loan Party and its Subsidiaries, as the case may be.

               SECTION 5.03. Reporting Requirements. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, Parent will, unless the Required Lenders shall otherwise consent in writing, furnish to the Agents and each Lender:

               (a) Monthly Financials. As soon as available and in any event within 45 days after the end of any fiscal month of Parent, (i) a copy of the unaudited Consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such month and the related Consolidated and consolidating statements of operations and cash flows (but with respect to the statement of cash flows, only on a Consolidated basis) for that portion of the Fiscal Year ending as of the end of such month, (ii) a copy of the unaudited Consolidated and consolidating statements of operations and cash flows (but with respect to the statement of cash flows, only on a Consolidated basis) of Parent and its Subsidiaries for such month and (iii) a copy of the unaudited Consolidated and consolidating statements of operations of Parent and its Subsidiaries setting forth the actual year to date figures on a monthly basis combined with the budgeted figures for each of the remaining months of that Fiscal Year, setting forth in comparative form in each case referred to in clauses (i), (ii) and (iii) above, actual figures for such period as against budgeted figures (including variances in dollars and percent) for such period in the current Fiscal Year (such budgeted figures for the Fiscal Year ending on or about June 30, 1997 to be comprised of projections previously delivered to the Agents and thereafter, as delivered pursuant to clause (e) below) and actual figures as against actual figures (including variances in dollars and percent) for the comparable period during the prior Fiscal Year and accompanied by (A) management letters prepared by Designated Officers of Parent



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
        and the Borrower explaining the variances in the corresponding budgets and prior Fiscal Years' figures related to the foregoing and (B) the certification of Designated Officers of Parent and the Borrower certifying that (i) all such financial statements are complete and correct and present fairly in all material respects the Consolidated and consolidating financial position and the Consolidated and consolidating results of operations and cash flows (but with respect to cash flows, only on a Consolidated basis) of Parent and its Subsidiaries as at the end of such month, and (ii) no Default exists as of such time or, if any Default then exists, specifying the details and anticipated effect thereof. Upon the Collateral Agent's request, the Borrower shall deliver to the Agents such other additional data as the Collateral Agent shall request.

               (b) Quarterly Financials. As soon as available and in any event within 45 days after the end of each Fiscal Quarter of Parent, (i) a copy of the unaudited Consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such quarter and the related Consolidated and consolidating statements of operations and cash flows (but with respect to the cash flows, only on a Consolidated basis) for that portion of the Fiscal Year ending as of the end of such quarter, each prepared in accordance with GAAP (subject to normal year end adjustments and without footnotes), (ii) a copy of the unaudited Consolidated and consolidating statements of operations and cash flows (but with respect to the cash flows, only on a Consolidated basis) of Parent and its Subsidiaries for such quarter, prepared in accordance with GAAP (subject to normal year end adjustments and without footnotes) and (iii) a copy of the unaudited Consolidated and consolidating statements of income of Parent and its Subsidiaries setting forth the actual year to date figures on a quarterly basis combined with the budgeted figures for each of the remaining quarters of that Fiscal Year, setting forth in comparative form in each case referred to in clauses
        (i), (ii) and (iii) above, actual figures for such period as against budgeted figures (including variances in dollars and percent) for such period in the current Fiscal Year (such budgeted figures for the Fiscal Year ending on or about June 30, 1997 to be comprised of projections previously delivered to the Agents and thereafter, as delivered pursuant to clause (e) below) and actual figures as against actual figures (including variances in dollars and percent) for the comparable period during the prior Fiscal Year and accompanied by (A) management letters prepared by Designated Officers of Parent and the Borrower explaining the variances in the corresponding budgets and prior Fiscal Years' figures related to the foregoing, (B) the certification of Designated Officers of Parent and the Borrower certifying that (i) all such financial statements are complete and correct and present fairly in all material respects in accordance with GAAP (subject to normal year end adjustments and without footnotes), the Consolidated and consolidating financial position and the Consolidated and consolidating results of operations and cash flows (but with respect to the cash flows, only on a Consolidated basis) of Parent and its Subsidiaries as at the end of such quarter and (ii) no Default exists as of such time or, if any Default then exists, specifying the details and anticipated effect thereof and (C) a schedule showing in reasonable detail the calculations used in determining compliance with the covenants under Sections 5.02(b) and 5.04.

               (c) Annual Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audited Consolidated financial statements of Parent and its Subsidiaries, consisting of the annual Consolidated balance sheet, statement of operations, stockholders' equity (deficit) and cash flows, setting forth in comparative form, in each case, Consolidated figures for the prior Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without qualification (other than a qualification approved by the Agents) by Ernst & Young or other independent certified public accountants of recognized national standing selected by Parent and acceptable to the Agents, and accompanied by (i) a schedule prepared by the chief financial officer, showing in reasonable detail the calculations used in determining compliance with the financial covenants under Sections 5.02(b) and 5.04 hereof, (ii) a report from such accountants to the effect that in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default had occurred or, if they believe a Default has occurred, specifying the details thereof; provided that such report shall not, and shall not be deemed to, contain any conclusion by such accountants with respect to (x) whether any event, act or condition has or is expected to have a Material Adverse Effect or (y) any Default the existence of which is subject to the determination or opinion of the Agents, the Lenders or the Required Lenders, provided further, however, that such report shall describe in reasonable detail any event, act or condition that is, or is reasonably expected to be, required under generally accepted auditing standards to be mentioned in an auditor's opinion on the financial statements of Parent and its Subsidiaries, taken as a whole, and (iii) a certification of Designated Officers of Parent and the Borrower certifying that (A) all such financial statements are complete and correct and present fairly in all material respects in accordance with GAAP the Consolidated financial position and the Consolidated results of operations and cash flows of Parent and its Subsidiaries as at the end of such Fiscal Year and (B) no Default exists as of such time or, if



                                       97





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




        any Default then exists, specifying the details and anticipated effect thereof.

               (d) Default Notices. As soon as practicable, but in any event not later than two Business Days after any officer of any Loan Party becomes aware of the existence of any Default, or any development or other information which might reasonably be expected to have a Material Adverse Effect, telephonic or telegraphic notice specifying the nature of such Default or development or information, including the anticipated effect thereof, and the action that the Loan Parties have taken or propose to take in respect thereof which notice shall be promptly confirmed in writing within five days.

               (e) Annual Business Plan. Not later than 45 days after the beginning of each Fiscal Year, an annual business plan for Parent and its Subsidiaries for such Fiscal Year, in form, scope and substance reasonably satisfactory to the Agents, setting forth:

                        (i) projected Consolidated and consolidating balance
               sheets of Parent and its Subsidiaries for such Fiscal Year, on a monthly basis;

                        (ii) projected Consolidated and consolidating
               statements of income of Parent and its Subsidiaries for such Fiscal Year, on a monthly and quarterly basis; and

                      (iii) projected Consolidated statements of cash flows of
               Parent and its Subsidiaries, including summary details of cash disbursements, including Capital Expenditures, projected operating profit of Parent and its Subsidiaries and summary of personnel and physical plant requirements, for such Fiscal Year, on a monthly basis;

        together with (x) projections of the nature requested in clauses (i) through (iii) above, computed on an annual basis for each Fiscal Year remaining until the Termination Date and (y) appropriate supporting details as reasonably requested by any Lender. The annual business plan delivered in connection with this Section 5.03(e) shall be accompanied by evidence satisfactory to the Agents that such plan shall have been approved by the board of directors of Parent.

               (f) Tax Returns. Promptly upon request by the Agents, copies of all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by Parent or any of its Subsidiaries.



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





               (g) ERISA Events. Promptly and in any event within 10 days after any Loan Party or any of its ERISA Affiliates knows or has reason to know that any ERISA Event with respect to any Loan Party or any of its ERISA Affiliates has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto.

               (h) Plan Terminations. Promptly and in any event within two Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan of any Loan Party or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan.

               (i) Plan Annual Reports. Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan of each Loan Party or any of its ERISA Affiliates.

               (j) Multiemployer Plan Notices. Promptly and in any event within five Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates, copies of each notice concerning
        (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any of its ERISA Affiliates in connection with any event described in clause
        (i) or (ii).

               (k) Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(i), and promptly after the occurrence thereof, notice of any adverse change in the status or the financial effect on any Loan Party or any of its Subsidiaries of the Disclosed Litigation from that described on Schedule 4.01(i).

               (l) Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that Parent sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any



                                       99





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




        Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

               (m) Agreement Notices. Promptly upon receipt thereof, copies of all material notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Material Contract and such information and reports regarding the Material Contracts as the Agents from time to time may reasonably request.

               (n) Environmental Conditions. Promptly after the occurrence thereof, notice of any condition or occurrence on any property of any Loan Party or any of its Subsidiaries that results in a material noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit or would be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or such property that could have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

               (o) Auditor Reports. Within 15 days after receipt thereof but in no event later than September 30 of each year, a copy of all management reports and management letters prepared for Parent and its Subsidiaries (other than those management reports and management letters which deal solely with Foreign Subsidiaries) by Price Waterhouse LLP or other independent certified public accountants of recognized national standing selected by Parent and acceptable to the Agents.

               (p) Implied Debt Rating. Within two Business Days after receipt thereof by any Loan Party, copies of each notice from S&P (or Moody's, if S&P has ceased to provide Implied Debt Ratings) indicating any change in the Implied Debt Rating.

               (q) Owned Real Property. Within 45 days of the end of each Fiscal Quarter, a complete and accurate list of all real property having a book value of $1,000,000 or more, owned by any Loan Party or any of their Domestic Subsidiaries, showing as of the end of such Fiscal Quarter the street address, county or other relevant jurisdiction, state, record owner and book and estimated fair value thereof.

               (r) Other Information. Promptly upon request, such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender through the Documentation Agent or the Paying Agent may from time to time reasonably request.

               SECTION 5.04. Financial Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, Parent and the Borrower will, unless the Required Lenders, or in the case of Section 5.04(c), the Supermajority of Lenders, otherwise consent in writing:

               (a) Interest and Lease Expense Coverage Ratio. Maintain, as of the end of each period of four Fiscal Quarters, a ratio of (i) the sum of Consolidated EBITDA of Parent and its Subsidiaries plus payments on Consolidated Lease Obligations of Parent and its Subsidiaries to (ii) the sum of Cash Interest Expense plus payments on Consolidated Lease Obligations of Parent and its Subsidiaries of not less than the amount set forth below for each period set forth below:

                         Four Fiscal Quarter
                      Period Ending On or About    Ratio
                      -------------------------    -----
                      June 30, 1997                2.40:1.00
                      September 30, 1997           2.50:1.00
                      December 31, 1997            2.50:1.00
                      March 31, 1998               2.50:1.00
                      June 30, 1998                2.50:1.00
                      September 30, 1998           2.50:1.00
                      December 31, 1998            2.50:1.00
                      March 31, 1999               2.50:1.00
                      June 30, 1999                2.50:1.00
                      September 30, 1999           2.75:1.00
                      December 31, 1999            2.75:1.00
                      March 31, 2000               2.75:1.00
                      June 30, 2000                2.75:1.00
                      September 30, 2000           2.75:1.00
                      December 31, 2000
                               and thereafter      3.00:1.00

               (b) Minimum Adjusted Net Worth. Maintain at all times Adjusted Net Worth of not less than $82,000,000 plus 85% of the Consolidated net income (if any) of the Parent and its Subsidiaries for each Fiscal Quarter beginning with the Fiscal Quarter ending on or about September 30, 1996 plus the aggregate amount of any additions to the Consolidated stockholders' equity of the Parent made after the Effective



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





        Date as a result of any Capital Issuance of common stock or Preferred Stock by Parent.

               (c) Maximum Total Debt to EBITDA Ratio. Maintain, as of the end of each fiscal month, a ratio of Total Debt to Consolidated EBITDA of Parent and its Subsidiaries for such period of twelve fiscal months ending at the end of each such fiscal month of not greater than the amount set forth below for each fiscal month ending during the period set forth below:

               Twelve Fiscal Month Period
                   Ending on or About                          Ratio
               ---------------------------                     -----
               June 30, 1997 - August 31, 1997               3.25:1.00
               September 30, 1997 -  August 31, 1998         3.00:1.00
               September 30, 1998 and thereafter             2.75:1.00

               (d) Minimum EBITDA. Maintain, as of the end of each Fiscal Quarter, Consolidated EBITDA of Parent and its Subsidiaries for the number of Fiscal Quarters then ended of not less than the amount set forth below for such Fiscal Quarter:

                         One Fiscal Quarter          Minimum
                      Period Ending On or About      EBITDA
                      -------------------------      -----
                      September 30, 1996           $(9,300,000)

                         Two Fiscal Quarter
                      Period Ending On or About
                      -------------------------

                      December 31, 1996            $(1,900,000)

                         Three Fiscal Quarter
                      Period Ending On or About
                      -------------------------

                         March 31, 1997            $23,000,000

                      Four Fiscal Quarter          Minimum
                      Ending On Or About           EBITDA
                      -------------------          -------
                      June 30, 1997                $43,500,000
                      September 30, 1997           $43,500,000
                      December 31, 1997            $50,000,000
                      March 31, 1998               $55,000,000
                      June 30, 1998                $55,000,000
                      September 30, 1998           $55,000,000
                      December 31, 1998            $55,000,000
                      March 31, 1999 and
                      thereafter                   $66,000,000


               (e) Capital Expenditures. Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures (other than those Capital Expenditures which shall otherwise be considered to be Investments to the extent permitted by 5.02(f)) made by Parent and its Subsidiaries during any Fiscal Year to exceed the amount set forth below for such Fiscal Year:

                      Fiscal Year                     Amount
                      -----------                     ------
                      1997                         $21,000,000
                      1998                         $20,000,000
                      1999                         $12,500,000
                         and thereafter

        provided that 50% of the amount of Capital Expenditures permitted hereunder to be made in any Fiscal Year that are not made in such Fiscal Year may be carried forward to the next (but not any subsequent) Fiscal Year and provided further that for purposes of this subsection (e), Capital Expenditures made in any Fiscal Year shall be deemed to be made first as a use of Capital Expenditures permitted to be made pursuant to the first proviso of this subsection (e) and thereafter as a use of the limit of Capital Expenditures set forth above for such Fiscal Year; provided, however, that the aggregate amount of Capital Expenditures during any Fiscal Year after giving effect to the first proviso of this subsection (e) shall not exceed $25,000,000.

               (f) Total Assets. Not permit at any time Parent and its Subsidiaries (other than the Borrower) to own more than 25% in the aggregate of the total assets of Parent and its Subsidiaries (without regard to the ownership of capital stock by Parent and its Subsidiaries in any Subsidiary of

        Parent) determined on a Consolidated basis in  accordance with GAAP.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

               SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

               (a) the Borrower shall fail to pay any principal of any Advance as the same becomes due and payable, or the Borrower or any other Loan Party shall fail to pay any interest on any Advance or make any other payment under any Loan Document within three Business Days after the same becomes due and payable; or

               (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or, pursuant to Section 3.02, deemed made; or

               (c) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(e), 5.01(g), 5.01(o), 5.02, 5.03 (other than Sections 5.03(e) and 5.03(o)) or 5.04; or

               (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed, if such failure shall remain unremedied for 10 days and, in the case of any term, covenant or agreement contained in Section 5.03(e), if such failure shall remain unremedied for 15 days, (i) after written notice thereof shall have been given to the Borrower by any Facility Agent or Lender or (ii) after any officer of the Borrower obtains knowledge thereof; or

               (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on, or any other amount payable in respect of, any Debt that is outstanding in a principal or notional amount of at least $2,000,000 in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall


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
        continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

               (f) Parent, the Borrower, any other Loan Party or any of its Subsidiaries having EBITDA in excess of $500,000 for the most recent period of four consecutive Fiscal Quarters then ended shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such Loan Party or Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any such Loan Party or Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

               (g) any judgment or order for the payment of money in excess of $3,000,000 shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect unless the payment of such judgment or order is covered by insurance and such insurance coverage is not in dispute; or

               (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (i) any provision of any Loan Document, after delivery thereof pursuant to Section 3.01 or 5.01(o), shall for any reason cease to be valid and binding on or enforceable against any Loan Party which is party to it, or any such Loan Party shall so state in writing; or

               (j) any Collateral Document, after delivery thereof pursuant to
        Section 3.01 or 5.01(o), shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on the Collateral purported to be covered thereby; or

               (k) (i) Parent shall at any time cease to have legal and beneficial ownership of 100% of the capital stock of the Borrower; or
        (ii) any Person (other than Linda J. Wachner), which Persons shall not be acting in concert with any other Person, or two or more Persons acting in concert, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of Parent (or other securities convertible into such Voting Stock) representing 25% (or in the case of Pentland Ventures Limited, 23% (without taking into account any Voting Stock of Parent purchased pursuant to the Amended and Restated Right of First Offer Letter Agreement, dated July 2, 1992, between GE Capital and Pentland Ventures Limited)) or more of the combined voting power of all Voting Stock of Parent; or (iii) any Person (other than Linda J. Wachner), which Persons shall not be acting in concert with any other Person, or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, the power to exercise, directly or indirectly, a controlling influence over the management or policies of Parent, or control over Voting Stock of Parent (or other securities convertible into such securities) representing 25% (or in the case of Pentland Ventures Limited, 23% (without taking into account any Voting Stock of Parent purchased pursuant to the Amended and Restated Right of First Offer Letter Agreement, dated July 2, 1992, between GE Capital and Pentland Ventures Limited)) or more of combined voting power of all Voting Stock of Parent; or (iv) Linda J. Wachner (or, in the case of her death or disability, another officer or officers of comparable experience and ability selected by the Borrower within 180 days thereafter after consultation



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        with the Facility Agents) shall cease to be Chairman and Chief
        Executive Officer of Parent and the Borrower; or

               (l) any ERISA Event shall have occurred with respect to a Plan of any Loan Party or any of its ERISA Affiliates, and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of the Loan Parties and their ERISA Affiliates with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and their ERISA Affiliates related to such ERISA Event) exceeds $3,000,000; or

               (m) any Loan Party or any of its ERISA Affiliates shall be in default, as defined in Section 4219(c)(5) of ERISA, with respect to any payment of Withdrawal Liability, and the sum of the outstanding balance of such Withdrawal Liability and the outstanding balance of any other Withdrawal Liability that any Loan Party or any of its ERISA Affiliates has incurred exceeds $3,000,000; or

               (n) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates, that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and, as a result of such reorganization or termination, the aggregate annual contributions of the Loan Parties and their ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans, for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs, by an amount exceeding $3,000,000;

then, and in any such event, the Agents (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Appropriate Lender (other than a Lender in accordance with Section 2.02(b) or 2.13(c)) to make Advances, of the Fronting Bank to issue Letters of Credit and of the Swing Line Bank to make Swing Line Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (B) by notice to each party required under the terms of any agreement in support of which a Standby Letter of Credit is issued, request




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that all Obligations under such agreement be declared to be due and payable;
provided, however, that upon the occurrence of an Event of Default under subparagraph (f) above, (x) the obligation of each Lender (other than a Lender in accordance with Section 2.02(b) or 2.13(c)) to make Advances, of the Fronting Bank to issue Letters of Credit and of the Swing Line Bank to make Swing Line Advances shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. The Borrower agrees that so long as an Event of Default has occurred and is continuing, it shall take such actions under the Stock Repurchase Program as the Collateral Agent shall instruct in writing.

               SECTION 6.02. Actions in Respect of the Letters of Credit upon Default. If any Event of Default shall have occurred and be continuing, the Paying Agent may, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Collateral Agent on behalf of the Lenders, in same day funds at the Collateral Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agents and the Lenders or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Facility Agents, pay to the Collateral Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Facility Agents determine to be free and clear of any such right and claim.

                                   ARTICLE VII

                               THE FACILITY AGENTS

               SECTION 7.01. Authorization and Action. Each Lender (in its capacities as a Lender and as a Hedge Bank) hereby appoints and authorizes each Facility Agent to take such action as agent on behalf of such Lender and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Facility Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), no Facility



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Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that no Facility Agent shall be required to take any action that exposes such Facility Agent to personal liability or that is contrary to this Agreement or applicable law. Each Facility Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

               SECTION 7.02. Facility Agents' Reliance, Etc. None of the Facility Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limitation of the generality of the foregoing, each Facility Agent: (i) may treat the payee of any Note as the holder thereof until the Paying Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (ii) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with the Loan Documents;
(iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

               SECTION 7.03. Scotiabank, GE Capital and Affiliates. With respect to its Commitments and the Advances made by it and the Notes issued to it, each of Scotiabank and GE Capital shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not an Facility Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Scotiabank and GE Capital



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in their individual capacities. Each of Scotiabank and GE Capital and their respective affiliates may accept deposits from, lend money to, act, to the extent permitted under applicable law, as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Scotiabank and GE Capital were not Facility Agents and without any duty to account therefor to the Lenders. GE Capital owns shares of common stock of Parent. Each Lender acknowledges the potential conflict of interest between GE Capital as a stockholder of Parent and GE Capital as an Agent and Lender.

               SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Facility Agent or Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Facility Agent or Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

               SECTION 7.05. Indemnification. Each Lender severally agrees to indemnify each Facility Agent (to the extent not promptly reimbursed by the Borrower), from and against such Lender's ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, expenses or disbursements, of any kind or nature whatsoever, that may be imposed on, incurred by, or asserted against such Facility Agent in any way relating to or arising out of the Loan Documents or any reasonable action taken or omitted by such Facility Agent under the Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Facility Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse each Facility Agent promptly upon demand for such Lender's ratable share of any reasonable costs and expenses payable by the Borrower under Section 8.04, to the extent that such Facility Agent is not promptly reimbursed for such costs and expenses by the Borrower or Parent. For purposes of this Section 7.05, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lenders, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, plus (c) their respective



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Unused Revolving Credit Commitments at such time. In the event that any
Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05, to the extent of the amount of such Defaulted Advance. The failure of any Lender to reimburse any Facility Agent promptly upon demand for such Lender's ratable share of any amount required to be paid by the Lenders to such Facility Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Facility Agent for such other Lender's ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Facility Agent for such other Lender's ratable share of such amount.

               SECTION 7.06. Successor Facility Agents Agents. Any Facility Agent may resign as to any or all of the Facilities at any time by giving written notice thereof to the other Facility Agents, the Lenders and the Borrower and may be removed as to all of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Facility Agent as to such of the Facilities as to which such Facility Agent has resigned or been removed, provided that so long as no Default has occurred and is continuing, in the case of a successor Facility Agent that was not prior to such appointment a Lender hereunder, such appointment shall be subject to the approval of the Borrower, such approval not to be unreasonably withheld. If no successor Facility Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Facility Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Facility Agent, then the retiring Facility Agent may, on behalf of the Lenders, appoint a successor Facility Agent, which shall be a Lender hereunder or a commercial bank organized or licensed under the laws of the United States, or of any State thereof, and having a combined capital and surplus of at least $250,000,000, subject to the proviso contained in the immediately preceding sentence. Upon the acceptance of any appointment as Facility Agent hereunder by a successor Facility Agent as to all of the Facilities and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Facility Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Facility Agent, and the retiring Facility Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Facility Agent's resignation or removal hereunder as Facility Agent as to all of the Facilities,


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the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Facility Agent as to any Facilities under this Agreement.

               SECTION 7.07. Co-Agents. Each of the Co-Agents, if any, has been or may hereafter be designated a Co-Agent in recognition of its respective Commitment, and the use of such title does not impose on such Co-Agent any duties or obligations greater than those of any other Lender.

                                  ARTICLE VIII

                                  MISCELLANEOUS

               SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower or Parent therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders (other than any Lender which is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the initial Borrowing, Section 3.02, (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (iii) release all or substantially all of the Collateral (other than pursuant to Section 8.12 hereof), (iv) permit the creation, incurrence, assumption or existence of any Lien on any material portion of Collateral to secure any Obligations other than (A) Obligations owing to the Lenders and the Facility Agents under the Loan Documents and (B) other Debt secured thereby pursuant to the terms of the Collateral Documents as in effect on the date of the initial Borrowing, (v) release any Guaranty of any Guarantor other than in connection with the sale of such Guarantor as permitted under this Agreement or permitted by a duly executed waiver or consent hereunder or (vi) amend this Section 8.01 or Section 8.12, (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender affected by such amendment, waiver or consent, (i) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (ii) postpone any date fixed for any payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or (iii) change the order of application of any prepayment set forth in Section 2.05 in any manner that materially affects such Lender, (c) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and, for each Facility



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directly affected by such amendment, waiver or consent, each Lender that has a
Commitment under such Facility, (i) increase the Commitments of such Lender or subject such Lender to any additional obligations or (ii) amend Section 2.03(c) or 2.05(b)(ii) and (d) no amendment, waiver or modification of Section 5.04(c) shall be effective unless in writing and signed by a Supermajority of Lenders; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or the Fronting Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or of the Fronting Bank, as the case may be, under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing and signed by a Facility Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Facility Agent under this Agreement or any Note. Any request by any Loan Party for an amendment or waiver of any provision of any Loan Document shall be made by such Loan Party by giving a written request therefor to the Documentation Agent.

               SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, if to either of Parent or the Borrower, at its address at 90 Park Avenue, New York, New York 10016, Attention: Chief Financial Officer; if to any Lender or Facility Agent, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to a Facility Agent pursuant to Article II, III or VII shall not be effective until received by such Facility Agent.

               SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or Facility Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               SECTION 8.04. Costs and Expenses. (a) Parent and the Borrower agree to pay on demand (i) all reasonable costs and expenses (other than taxes, including interest, additions to tax



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and penalties relating thereto, except to the extent that the same are required to be paid pursuant to Section 2.11 hereof) of the Facility Agents in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and all other out-of-pocket expenses and (B) the reasonable fees and expenses of counsel for the Facility Agents with respect thereto, with respect to advising the Facility Agents as to their respective rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally, and any proceeding ancillary thereto and (ii) all reasonable costs and expenses (other than taxes, including interest, additions to tax and penalties relating thereto, except to the extent that the same are required to be paid pursuant to Section 2.11 hereof) of the Facility Agents and the Lenders in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Facility Agents and each Lender with respect thereto).

               (b) Parent and the Borrower agree to indemnify and hold harmless each Facility Agent and each Lender and each of its respective Affiliates, officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel, but other than taxes, including interest, additions to tax and penalties relating thereto, except to the extent that the same are required to be paid pursuant to Section 2.11 hereof) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Facilities and any of the transactions contemplated by this Agreement or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries, or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto, and




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whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Each of the Borrower and Parent also agrees, to the fullest extent permitted under applicable law, not to assert any claim against any Facility Agent, any Lender, any of their respective Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Loan Document or the actual or proposed use of the proceeds of the Advances.

               (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a prepayment pursuant to Section 2.05, a payment or Conversion pursuant to Section 2.08(b)(i) or 2.09(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 8.07 as a result of a demand by the Borrower pursuant to
Section 8.07(a), the Borrower shall, upon demand by such Lender (with a copy of such demand to the Paying Agent), pay to the Paying Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits, but excluding taxes, including interest, additions to tax and penalties relating thereto, which shall be governed by Section 2.11), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

               (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by any Facility Agent or Lender, in its sole discretion and the Facility Agents may in their discretion treat such payments as an Advance under the Revolving Credit Facility.

               SECTION 8.05. Right of Setoff. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agents to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted



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by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and its Affiliates under this Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender and its Affiliates may have.

               SECTION 8.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, Parent and the Facility Agents and when the Agents shall have been notified by each Lender that such Lender has executed it and the Effective Date shall have occurred and thereafter shall be binding upon and inure to the benefit of the Borrower, Parent, each Facility Agent and each Lender and its respective successors and assigns, except that neither the Borrower nor Parent shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

               SECTION 8.07. Assignments and Participations. (a) Each Lender may assign, and, if (i) demanded by the Borrower following (x) a payment by the Borrower of Taxes with respect to such Lender in accordance with
Section 2.11, (y) the occurrence of an event that would, upon payment to such Lender of amounts hereunder, require a payment by the Borrower of Taxes with respect to such Lender in accordance with Section 2.11 or (z) a demand by such Lender pursuant to Section 2.09(a), (b) or (d) and (ii) upon at least 30 Business Days' notice to such Lender and the Paying Agent, will assign, to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it (including accrued interest) and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a fixed and the same percentage of all rights and obligations of the assigning Lender under and in respect of each Facility under which it has a Commitment, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the effective date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $15,000,000, and the amount of the Commitment of the assigning Lender being retained by such Lender immediately after giving effect to such assignment (determined as of the effective date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $15,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 8.07(a) shall be arranged by the Borrower after consultation with the Agents and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 8.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement and (vi) the parties to each such assignment shall execute and deliver to the Paying Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and, for each Assignment and Acceptance other than an Assignment and Acceptance between a Lender and an assignee which satisfies the requirements of clause (i) of the definition of "Eligible Assignee", a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

               (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Facility Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Facility Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Facility Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

               (c) The Paying Agent shall maintain at its address referred to in
Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Facility Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Paying Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Paying Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment under such Facility, a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit C.

               (e) Each Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Facility Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release (other than as provided by the terms of this Agreement and other Loan Documents) all or substantially all of the Collateral.

               (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or any other Loan Party furnished to such Lender by or on behalf of the Borrower or any other Loan Party; provided, however, that prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender.

               (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

               (h) In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by InsuranceWatch Ratings Service)) shall, after the date that any Lender becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB- by S&P, Baa3 by Moody's and B by Thompson's BankWatch (or BB, in the case of a Lender that is an insurance company (or, in the case of an insurance company not rated by InsuranceWatch Ratings Service, B by Best's Insurance Reports)), then the Fronting Bank or the Borrower shall have the right, but not the obligation, upon notice to such Lender, to replace (or, in the case of a request by the Fronting Bank, to request the Borrower to use its reasonable efforts to replace) such Lender with an assignee Lender (in accordance with and subject to the restrictions contained in Section 8.07(a)), and such affected Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 8.07(a)) all of its interests, rights and obligations in respect of its Commitment, Advances and other Obligations owing to it, together with the obligations of such affected Lender hereunder, to such assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such assignee Lender shall pay to such affected Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Advances made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

               SECTION 8.08. Governing Law and Consent to Jurisdiction. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York. Each Loan Party hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan, The City of New York, in any action or proceeding arising out of or relating to this Agreement, and each Loan Party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each Loan Party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Loan Party also irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing or delivery of a copy of such process to such Loan Party at its address specified in Section 8.02.

               SECTION 8.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

               SECTION 8.10. No Liability of the Fronting Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Fronting Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith;
(b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Fronting Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against the Fronting Bank, and the Fronting Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Fronting Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Fronting Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Fronting Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

               SECTION 8.11. Confidentiality. Neither any Facility Agent nor any Lender shall disclose any Confidential Information to any Person without the consent of Parent or the Borrower, other than (a) to such Facility Agent's or Lender's Affiliates and its officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking and (d) in connection with the enforcement or exercise of any of its rights or remedies under any of the Loan Documents.

               SECTION 8.12. Release of Collateral. Provided that no Default has occurred and is continuing, within three Business Days after the date on which the Documentation Agent receives evidence reasonably satisfactory to it from Parent or the Borrower that an Implied Debt Rating of (i) BBB- from S&P and Baa3 from Moody's or (ii) BBB from S&P or (iii) Baa2 from Moody's is currently in effect, the Documentation Agent shall so notify the Collateral Agent and the Lenders, and upon receipt of such notice, the Collateral Agent shall, as soon as practicable, release all of the Collateral from the lien of the Collateral Documents (the date on which the Collateral Agent receives such notice being the "Collateral Release Date"); provided, however, that such release shall not be effective as to Collateral which constitutes Inventory unless and until all Liens on any of the assets of Parent or any of its Subsidiaries securing obligations under or created in connection with that portion of ASCO Debt representing refinancing obligations thereunder and the Trade Refinancing Facility shall have been released.

               SECTION 8.13. Merger or Consolidation of Parent and the
Borrower. From and after the Collateral Release Date, Parent may consolidate with or merge into the Borrower or the Borrower may consolidate with or merge into Parent, provided that the corporation formed by such consolidation or into which the Borrower or Parent shall be merged shall, at the effective time of such consolidation or merger, assume the Borrower's Obligations on the Notes and under the other Loan Documents to which it is a party and assume the performance of the Borrower's covenants under the Loan Documents to which it is a party in a writing satisfactory in form and substance to the Required Lenders, provided further that the Loan Documents shall at the effective time of such consolidation or merger be amended, supplemented or otherwise modified as necessary to provide for such consolidation or merger on terms and conditions consistent with the Loan Documents and satisfactory to the Required Lenders, provided, however, that immediately prior to and after giving effect thereto, no event shall occur and be continuing that constitutes a Default.

               SECTION 8.14. Waiver of Jury Trial. EACH OF THE BORROWER, PARENT, THE FACILITY AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO
TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF ANY FACILITY AGENT OR LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

               SECTION 8.15. Press Releases. Parent and the Borrower agree that neither they nor their Affiliates will in the future issue any press releases or other public disclosure using the name of GE Capital or its affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days' prior notice to GE Capital and without the prior written consent of GE Capital unless (and only to the extent that) Parent or the Borrower or such Affiliate is required to do so under law and then, in any event, Parent or the Borrower will consult with GE Capital before issuing such press release or other public disclosure. Parent and the Borrower consent to the publication by either Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement.

                           [Intentionally left blank]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     AUTHENTIC FITNESS PRODUCTS INC.

                                     By            [illegible]
                                       ----------------------------------
                                       Title:      [illegible]

                                     AUTHENTIC FITNESS CORPORATION

                                     By            [illegible]
                                       ----------------------------------
                                       Title:      [illegible]

                                     THE BANK OF NOVA SCOTIA,
                                        as Agent, Administrative Agent, Paying
                                        Agent, Swing Line Bank and Fronting
                                        Bank

                                     By
                                       ----------------------------------
                                       Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION, as
                                        Agent, Documentation Agent
                                        and Collateral Agent

                                     By
                                       ----------------------------------
                                       Title:

                                     SOCIETE GENERALE,
                                         as Co-Agent

                                     By
                                       ----------------------------------
                                        Title:

                                     Lenders and Hedge Banks

                                     THE BANK OF NOVA SCOTIA

                                     By
                                        ----------------------------------
                                        Title:

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     AUTHENTIC FITNESS PRODUCTS INC.

                                     By
                                       ----------------------------------
                                       Title:

                                     AUTHENTIC FITNESS CORPORATION

                                     By
                                       ----------------------------------
                                       Title:

                                     THE BANK OF NOVA SCOTIA,
                                        as Agent, Administrative Agent, Paying
                                        Agent, Swing Line Bank and Fronting
                                        Bank

                                     By            [illegible]
                                       ----------------------------------
                                       Title: Senior Relationship Manager

                                     GENERAL ELECTRIC CAPITAL CORPORATION, as
                                        Agent, Documentation Agent
                                        and Collateral Agent

                                     By
                                       ----------------------------------
                                       Title:

                                     SOCIETE GENERALE,
                                         as Co-Agent

                                     By
                                       ----------------------------------
                                        Title:

                                     Lenders and Hedge Banks

                                     THE BANK OF NOVA SCOTIA

                                     By            [illegible]
                                        ----------------------------------
                                        Title:

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     AUTHENTIC FITNESS PRODUCTS INC.

                                     By
                                       ----------------------------------
                                       Title:

                                     AUTHENTIC FITNESS CORPORATION

                                     By
                                       ----------------------------------
                                       Title:

                                     THE BANK OF NOVA SCOTIA,
                                        as Agent, Administrative Agent, Paying
                                        Agent, Swing Line Bank and Fronting
                                        Bank

                                     By
                                       ----------------------------------
                                       Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION, as
                                        Agent, Documentation Agent
                                        and Collateral Agent

                                     By            [illegible]
                                       ----------------------------------
                                       Title: Duly Authorized Signatory

                                     SOCIETE GENERALE,
                                         as Co-Agent

                                     By
                                       ----------------------------------
                                        Title:

                                     Lenders and Hedge Banks

                                     THE BANK OF NOVA SCOTIA

                                     By
                                        ----------------------------------
                                        Title:

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     AUTHENTIC FITNESS PRODUCTS INC.

                                     By
                                       ----------------------------------
                                       Title:

                                     AUTHENTIC FITNESS CORPORATION

                                     By
                                       ----------------------------------
                                       Title:

                                     THE BANK OF NOVA SCOTIA,
                                        as Agent, Administrative Agent, Paying
                                        Agent, Swing Line Bank and Fronting
                                        Bank

                                     By
                                       ----------------------------------
                                       Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION, as
                                        Agent, Documentation Agent
                                        and Collateral Agent

                                     By
                                       ----------------------------------
                                       Title:

                                     SOCIETE GENERALE,
                                         as Co-Agent

                                     By            [illegible]
                                       ----------------------------------
                                        Title: Vice President

                                     Lenders and Hedge Banks

                                     THE BANK OF NOVA SCOTIA

                                     By
                                        ----------------------------------
                                        Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By            [illegible]
                                        ----------------------------------
                                        Title: Duly Authorized Signatory

                                     SOCIETE GENERALE

                                     By
                                        ----------------------------------
                                        Title:

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     NATIONSBANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     FLEET BANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     COMMERCZBANK AG

                                     By
                                        ----------------------------------
                                        Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By
                                        ----------------------------------
                                        Title:

                                     SOCIETE GENERALE

                                     By            [illegible]
                                        ----------------------------------
                                        Title: Vice President

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     NATIONSBANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     FLEET BANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     COMMERCZBANK AG

                                     By
                                        ----------------------------------
                                        Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By
                                        ----------------------------------
                                        Title:

                                     SOCIETE GENERALE

                                     By
                                        ----------------------------------
                                        Title:

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By            [illegible]
                                        ----------------------------------
                                        Title: Vice President

                                     NATIONSBANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     FLEET BANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     COMMERCZBANK AG

                                     By
                                        ----------------------------------
                                        Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By
                                        ----------------------------------
                                        Title:

                                     SOCIETE GENERALE

                                     By
                                        ----------------------------------
                                        Title:

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     NATIONSBANK, N.A.

                                     By        David H. Dinkins
                                        ----------------------------------
                                        Title: David H. Dinkins
                                               Vice President

                                     FLEET BANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     COMMERCZBANK AG

                                     By
                                        ----------------------------------
                                        Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By
                                        ----------------------------------
                                        Title:

                                     SOCIETE GENERALE

                                     By
                                        ----------------------------------
                                        Title:

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     NATIONSBANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     FLEET BANK, N.A.

                                     By            [illegible]
                                        ----------------------------------
                                        Title:     [illegible]

                                     COMMERCZBANK AG

                                     By
                                        ----------------------------------
                                        Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By
                                        ----------------------------------
                                        Title:

                                     SOCIETE GENERALE

                                     By
                                        ----------------------------------
                                        Title:

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     NATIONSBANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     FLEET BANK, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     COMMERCZBANK AG, NEW YORK BRANCH

                                     By        Robert J. Donohue
                                        ----------------------------------
                                        Title: Robert J. Donohue
                                               Vice President

                                     By        Peter T. Doyle
                                        -----------------------------------
                                        Title: Peter T. Doyle
                                               Assistant Treasurer

                                     FIRST UNION NATIONAL BANK

                                     By            [illegible]
                                        ----------------------------------
                                        Title: Vice President

                                     THE BANK OF NEW YORK

                                     By
                                        ----------------------------------
                                        Title:

                                     BANK BOSTON, N.A.

                                     By
                                        ----------------------------------
                                        Title:


                                     CITICORP USA, INC.

                                     By
                                        ----------------------------------
                                        Title:

                                     FIRST UNION NATIONAL BANK

                                     By
                                        ----------------------------------
                                        Title:

                                     THE BANK OF NEW YORK

                                     By        Eliza S. Adams
                                        ----------------------------------
                                        Title: Eliza S. Adams
                                               Vice President

                                     BANK BOSTON, N.A.

                                     By
                                        ----------------------------------
                                        Title:


                                     CITICORP USA, INC.

                                     By
                                        ----------------------------------
                                        Title:

                                     FIRST UNION NATIONAL BANK

                                     By
                                        ----------------------------------
                                        Title:

                                     THE BANK OF NEW YORK

                                     By
                                        ----------------------------------
                                        Title:

                                     BANK BOSTON, N.A.

                                     By            [illegible]
                                        ----------------------------------
                                        Title: Director


                                     CITICORP USA, INC.

                                     By
                                        ----------------------------------
                                        Title:

                                     FIRST UNION NATIONAL BANK

                                     By
                                        ----------------------------------
                                        Title:

                                     THE BANK OF NEW YORK

                                     By
                                        ----------------------------------
                                        Title:

                                     BANK BOSTON, N.A.

                                     By
                                        ----------------------------------
                                        Title:

                                     CITICORP USA, INC.

                                     By            [illegible]
                                        ----------------------------------
                                        Title:     [illegible]